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                                                                   EXHIBIT 10.30


                                      LEASE

                                 By and Between

                      MARTIN/CAMPUS ASSOCIATES NO. 7, L.P.

                                   "Landlord"

                                       and

                                  EXCITE, INC.

                                    "Tenant"



              For the approximately 49,510 square foot premises at
                                  475 Broadway
                             Redwood City, CA 94063
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                                  LEASE SUMMARY

Lease Date:                            As of May 19, 1998

Landlord:                              Martin/Campus Associates No. 7, L.P.

Address of Landlord:                   100 Bush Street, 26th Floor
                                       San Francisco, CA 94104

Tenant:                                Excite, Inc.

Address of Tenant:                     525-555 Broadway
                                       Redwood City, CA 94063

Contact:                               Robert Hood

Telephone:                             (415) 943-1203

Building Address:                      475 Broadway (Building 3A)
                                       Redwood City, California 94063

Total Premises
Square Footage:                        approximately 49,510 square feet

Commencement Date:                     October 1, 1998

Term:                                  ten (10) years

Monthly Rent:                          $2.30/square foot/month, subject to
                                       adjustments

Security Deposit:                      $341,619.00, subject to adjustments

Exhibit      A:       Floor Plan of Premises
Exhibit      B:       Site Plan of Project
Exhibit      C:       Work Letter Agreement
Exhibit      C-1:     Elevation Drawing
Exhibit      D:       Commencement Date Memorandum
Exhibit      E:       Termination Date Memorandum
Exhibit      F:       Subordination, Non-Disturbance and Attornment Agreement



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                                      LEASE

        1. Parties.

               THIS LEASE (the "Lease"), dated as of May 19, 1998, is entered into by and between MARTIN/CAMPUS ASSOCIATES NO. 7, L.P., a Delaware limited partnership ("Landlord"), whose address is 100 Bush Street, Suite 2600, San Francisco, CA 94104, and EXCITE, INC., a California corporation ("Tenant"), whose address is 525-555 Broadway, Redwood City, CA 94063.

        2. Premises.

               Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises consisting of a total area of approximately Forty-Nine Thousand Five Hundred Ten (49,510) square feet (the "Premises"), comprising the entire building under construction by Landlord, and commonly known as 475 Broadway (the "Building"), in the City of Redwood City, County of San Mateo, State of California, as more particularly shown on Exhibit A, which shall be delivered by Landlord to Tenant on or before the Commencement Date, Landlord's architect shall measure the Rentable Area of the Premises to the outside of all exterior walls, and to the middle of the interior demising wall, that form the boundaries of the Premises, and Landlord and Tenant shall amend this Lease if necessary to reflect any discrepancy in the size of the Premises disclosed by the measurement of the Premises by Landlord's architect. The Premises also includes the Premises by Landlord's architect. The Premises also includes the appurtenant right to use in common with other tenants of the Project (as defined below) the Common Area (as defined below) of the Project.

        3. Definitions.

               The following terms shall have the following meanings in this
Lease:

               A. Alterations. Any alterations, additions or improvements made in, on or about the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

               B. Building 1 Lease. That certain Lease entered into by and between Landlord and Tenant dated as of August 9, 1996, as amended by that certain First Amendment to Lease dated March 14, 1997, pursuant to which Landlord agreed to lease to Tenant, and Tenant agreed to lease from Landlord, certain premises located in the building within the Project and commonly known as 525-555 Broadway.

               C. Building 2 Lease. That certain Lease entered into by and between Landlord and Tenant dated as of March 14, 1997, as amended by that certain First Amendment to Lease dated October 1, 1997, pursuant to which Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord, certain premises located in the building within the Project and commonly known as 575-595 Broadway.



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               D. Capital Improvements. Those certain improvements to the
Building to be constructed by Landlord pursuant to Paragraph 10.A and the Work Letter Agreement attached to this Lease as Exhibit C (the "Work Letter").

               E. Commencement Date. The Commencement Date of this Lease shall be October 1, 1998.

               F. Common Area. All areas and facilities within the Project not appropriated to the exclusive occupancy of tenants, including the Parking Area, sidewalks, pedestrian ways, driveways, signs, service delivery facilities, common storage areas, common utility facilities and all other areas in the Project established by Landlord for non-exclusive use. The Common Area may increase and/or decrease from time to time during the Term, since Landlord may elect in its sole discretion to make changes to the buildings situated in the Project, and/or to subdivide, sell, exchange, dispose of, transfer, or change the configuration of all or any portion of the Common Area from time to time, so long as Landlord neither unreasonably interferes with ingress to or egress from the Building, nor reduces the number of parking spaces available for Tenant's use below the minimum requirements set forth in Paragraph 37.

               G. Common Area Maintenance Costs. The total of all costs and expenses paid or incurred by Landlord in connection with the operation, maintenance, ownership and repair of the Common Area, the Building, and the performance of Landlord's obligations under Paragraph 17.A. Without limiting the generality of the foregoing, Common Area Maintenance Costs include all costs of and expenses for: (i) maintenance and repairs of the Common Area; (ii) resurfacing, resealing, remarking, painting, repainting, striping or restriping the Parking Area; (iii) maintenance and repair of all public or common facilities; (iv) maintenance, repair and replacement of sidewalks, curbs, paving, walkways, Parking Area, Project signs, landscaping, planting and irrigation systems, trash facilities, loading and delivery areas,, lighting, drainage and common utility facilities, directional or other signs, markers and bumpers, and any fixtures, equipment and personal property located on the Common Area; (v) wages, salaries, benefits, payroll burden fees and charges of personnel employed by Landlord and the charges of all independent contractors retained by Landlord (to the extent that such personnel and contractors are utilized by Landlord) for the maintenance, repair, management and/or supervision of the Project, and of any security personnel retained by Landlord in connection with the operation and maintenance of the Common Area (although Landlord shall not be required to obtain security services); (vi) maintenance, repair and replacement of security systems and alarms; (vii) premiums for Comprehensive General Liability Insurance or Commercial General Liability Insurance, casualty insurance, workers compensation insurance or other insurance on the Common Area, the Project, the buildings located at the Project, or any portion thereof or interest therein (but not including premiums for insurance policies that solely cover the initial Tenant Improvements); (viii) all personal property or real property taxes and assessments levied or assessed on the Project, or any portion thereof or interest therein, including without limitation Tenant's Percentage Share of the Real Property Taxes for the Project, if applicable under Paragraph 15.A; (ix) cleaning, collection, storage and removal of trash, rubbish, dirt and debris, and sweeping and cleaning the Common Area; (x) any alterations, additions or improvements



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required to be made to the Common Area in order to comply with applicable governmental laws, ordinances, rules, regulations and orders that become effective after the date of this Lease; (xi) legal, accounting and other professional services for the Project, including costs, fees and expenses of contesting the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building, and of contesting, appealing or otherwise attempting to reduce any Real Property Taxes assessed against the Project; (xii) all costs and expenses incurred by Landlord in performing its obligations under Paragraph 17.A, including without limitation all costs and expenses incurred in performing any alterations, additions or improvements required to be made to the Building in order to comply with applicable laws, ordinances, rules, regulations and orders that ` become effective after the date of this Lease, and all capital improvements required to be made in connection with the operation, maintenance and repair of the Building, provided that the cost of any such alterations, additions, improvements or capital improvements, together with interest at the Interest Rate, shall be amortized over the useful life of the alteration, addition, improvement or capital improvement in question and included in Common Area Maintenance Costs for each year over which such costs are amortized; (xiii) any other cost or expense which this Lease expressly characterizes as a Common Area Maintenance Cost; and (xiv) any and all payments due and owing on behalf of the Project or any portion thereof with respect to any covenants, conditions, and restrictions encumbering the Project, including without limitation any and all assessments and association dues. In addition, if Tenant approves any proposal submitted by Landlord for the creation of an amenities center in the Project (which approval shall not be unreasonably withheld or delayed), Common Area Maintenance Costs shall also include all costs and expenses of providing, creating, maintaining, repairing, managing, operating, and supervising such amenity center for the Project, which may include without limitation a dining facility, which costs and expenses may include without limitation fair market rent subsidies granted and fair market rent charged by Landlord for the space occupied by such amenity center; provided, however, that Landlord shall not under any circumstances be required to provide or create such an amenity center. However, notwithstanding the foregoing, Common Area, Maintenance Costs shall not include the cost of or expenses for the following: (A) leasing commissions, attorneys' fees or other costs or expenses incurred in connection with negotiations or disputes with other tenants of the Project; (B) depreciation of buildings in the Project-; (C) payments of principal, interest, late fees, prepayment fees or other charges on any debt secured by a mortgage covering the Project, or rental payments under any ground lease or underlying lease; (D) any penalties incurred due to Landlord's violation of any governmental rule or authority (but not excluding the cost of compliance therewith, if such cost is chargeable to Tenant pursuant to this Lease); (E) any Real Property Taxes or costs for which Landlord is separately and directly reimbursed by Tenant or any other tenant of the Project which are assessed against the Premises or the premises leased by such other tenant; (F) items for which Landlord is reimbursed by insurance; (G) any Common Area Maintenance Costs representing an amount paid to a related or affiliated person or entity of Landlord which is in excess of the amount which would be paid in the absence of such relationship; (H) costs and expenses incurred by Landlord in performing its obligations under Paragraph 17.A, to the extent but only to the extent that such costs and expenses are incurred in performing any alterations, additions or improvements required to be made to the Building in order to comply with applicable laws, ordinances, rules, regulations and orders that are in effect as of the date of this Lease; and



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(I) costs and expenses arising from any refinancing of the Project. In addition,
Common Area Maintenance Costs allocable to the Parking Area shall be reduced
(but not below zero (0)) by any and all net income received by Landlord during the applicable year from the ownership or operation of the Parking Area.

               H. HVAC. Heating, ventilating and air conditioning.

               I. Impositions. Taxes, assessments, charges, excises and levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind at any time levied, assessed, charged or imposed by any federal, state or local entity, (i) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises, or the cost or value of any Alterations; (ii) upon, or measured by, any Rent payable hereunder, including any gross receipts tax; (iii) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; or (iv) upon this Lease transaction, or any document to which Tenant is a party creating or transferring any interest or estate in the Premises. Impositions do not include franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Imposition.

               J. Improvements. Collectively, the Tenant Improvements and the Capital Improvements.

               K. Index. The Consumer Price Index, All Urban Consumers, All Items, published by the U.S. Department of Labor, Bureau of Labor Statistics for the San Francisco-Oakland-San Jose Metropolitan Area (1982-84=100). If the Base Year of the Index is changed, then all calculations pursuant to this Lease which require the use of the Index shall be made by using the appropriate conversion factor published by the Bureau of Labor Statistics (or successor agency) to correlate to the Base Year of the Index herein specified. If no such conversion factor is published, then Landlord shall, if possible, make the necessary calculation to achieve such conversion. If such conversion is not in Landlord's judgment possible, or if publication of the Index is discontinued, or if the basis of calculating the Index is materially changed, then the term "Index" shall mean comparable statistics on the cost of living, as computed either (i) by an agency of the United States Government performing a function similar to the Bureau of Labor Statistics, or (ii) if no such agency performs such function, by a substantial and responsible periodical or publication of recognized authority most closely approximating the result which would have been achieved by the Index, as may be determined by Landlord in the exercise of its reasonable good faith business judgment.

               L. Interest Rate. The lesser of (i) the reference rate, or succeeding similar index, announced from time to time by the Bank of America's main San Francisco office, plus two percent (2%) per annum, or (ii) the maximum rate of interest permitted by law.



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               M. Landlord's Agents. Landlord's authorized agents, partners, subsidiaries, directors, officers, and employees.

               N. Monthly Rent. The rent payable pursuant to Paragraph 5.A, as adjusted from time to time pursuant to the terms of this Lease.

               O. Parking Area. All Common Area (except sidewalks and service delivery facilities) now or hereafter designated by Landlord for the parking or access of motor vehicles, including roads, traffic lanes, vehicular parking spaces, landscaped areas and walkways. The Parking Area may increase and/or decrease from time to time during the Term, since Landlord may elect in its sole discretion to make changes to the buildings situated in the Project, and/or to subdivide, sell, exchange, dispose of, transfer, or change the configuration of all or any portion of the Parking Area from time to time; provided, however, that Landlord shall not reduce the number of parking spaces available for Tenant's use below the minimum requirements set forth in Paragraph 37.

               P. Project. That certain real property described in Exhibit B consisting of approximately 27.8261 acres, upon which are located the Building and four (4) other buildings, consisting of a total building square footage of approximately Four Hundred Eleven Thousand Three Hundred Five (411,305) square feet.

               Q. Real Property Taxes. Any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises whether or not now customary or within the contemplation of the parties; or (v) surcharged against the Parking Area. To the extent that Landlord receives during any calendar year any rebate or refund of Real Property Taxes assessed against the Project, the Real Property Taxes for such year shall be reduced by the amount of such rebate or refund received by Landlord.

               R. Rent. Monthly Rent plus the Additional Rent defined in Paragraph 5.F.

               S. Rentable Area. The aggregate square footage in any one or more buildings in the Project, as appropriate, as reasonably determined by Landlord from time to time.

               T. Security Deposit. That amount paid by Tenant pursuant to Paragraph 7.



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               U. Sublet. Any transfer, sublet, assignment, license or
concession agreement, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises. As used herein, a Sublet includes the following: (i) if Tenant is a partnership or a limited liability company, a transfer, voluntary or involuntary, of all or any part of any interest in such partnership or limited liability company, or the dissolution of the partnership or limited liability company, whether voluntary or involuntary; (ii) if Tenant is a corporation, any dissolution of Tenant, or the transfer, either by a single transaction or in a series of transactions, of a controlling percentage of the stock of Tenant, unless any such corporate change results from the trading of shares listed on a recognized public stock exchange and such trading is not for the purposes of acquiring effective control of Tenant; (iii) if Tenant is a trust, the transfer, voluntarily or involuntarily, of all or any part of the controlling interest in such trust; and
(iv) if Tenant is any other form of entity, a transfer, voluntary or involuntary, of all or any part of any interest in such entity. As used herein, the phrases "controlling percentage" and "controlling interest" mean the ownership of, and/or the right to vote, stock, partnership interests, membership interests, or other indicia of ownership possessing at least fifty-one percent (5l%) of either the total combined interests in Tenant, or the voting power of all classes of Tenant's capital stock, partnership interests, membership interests, or other indicia of ownership, that have been issued, outstanding, and (if applicable) are entitled to vote.

               V. Subrent. Any consideration of any kind received, or to be received, by Tenant from a Subtenant if such sums are directly related to Tenant's interest in this Lease or in the Premises, including without limitation bonus money and payments (in excess of book value) for Tenant's assets, including without limitation its trade fixtures, equipment and other personal property, goodwill, general intangibles, and any capital stock or other equity ownership of Tenant.

               W. Subtenant. The person or entity with whom a Sublet agreement is proposed to be or is made.

               X. Tenant Improvements. Those certain improvements to the Premises to be constructed by Landlord pursuant to Exhibit C, other than the Capital Improvements.

               Y. Tenant's Building Share. The ratio (expressed as a percentage) of the total Rentable Area of the Premises to the total Rentable Area of the Building as determined by Landlord from time to time, which as of the Commencement Date shall equal one hundred percent (100%). Tenant's Building Share shall be recalculated any time that the amount of Rentable Area contained in Premises is adjusted, or there is a change in the total Rentable Area of the Building.

               Z. Tenant's Percentage Share. The ratio (expressed as a percentage) of the total Rentable Area of the Premises to the total Rentable Area of all of the buildings at the Project, each as of the first (lst) day of the calendar month in question, as reasonably determined by Landlord. The parties acknowledge and agree that the total Rentable Area of all of the buildings in the Project may increase and/or decrease from time to time during the Term, since Landlord may elect in its sole discretion to make changes to the buildings situated in the Project



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(so long as Landlord neither unreasonably interferes with ingress to or egress from the Building, nor reduces the number of parking spaces available for Tenant's use below the minimum requirements set forth in Paragraph 37). For the purposes of example only and not by way of limitation, if as of the Commencement Date (x) Landlord determines that the Premises consists of Forty-Nine Thousand Five Hundred Ten (49,510) square feet of Rentable Area in the Building, and (y) the total Rentable Area of all of the buildings in the Project equals Four Hundred Eleven Thousand Three Hundred Five (411,305) square feet of Rentable Area, then Tenant's Percentage Share as o f the Commencement Date shall equal Twelve and 37/100ths percent (12.037%).

             AA. Tenant's Personal Property. Tenant's trade fixtures, furniture, equipment and other personal property in the Premises.

             BB. Term. The term of this Lease set forth in Paragraph 4.A, as it may be extended hereunder pursuant to any options to extend granted herein.

        4. Lease Term.

             A. Term. The Term shall commence on the Commencement Date and shall terminate on September 30, 2008. Upon the delivery of possession of the Premises, Landlord and Tenant shall execute a Commencement Date Memorandum in the form set forth in Exhibit D and shall execute a Termination Date Memorandum in the form set forth in Exhibit E.

             B. Delays in Completion. The term "Tenant Delay" shall mean any delay that Landlord may encounter in the performance of Landlord's obligations under the Lease because of any act or omission of any nature by Tenant or its agents or contractors, including any: (i) delay by Tenant in the submission of information or the giving of authorizations or approvals within the time limits set forth in the Lease or the Work Letter; (ii) delay attributable to the failure of Tenant to pay, when due, any amounts required to be paid by Tenant pursuant to the Lease or the Work Letter; and (iii) delay resulting from any change order request initiated or requested by Tenant. Tenant shall pay all actual costs and expenses incurred by Landlord which result from any Tenant Delay, including, without limitation, any actual costs and expenses attributable to increases in the cost of labor or materials.

             C. [Intentionally Deleted).

             D. Option to Extend.

                      (i) Grant of Option. Landlord hereby grants to Tenant one
(1) option (the "Option") to extend the Term of this Lease, for an additional term of five (5) years, which shall commence upon the expiration of the Term. The Option is expressly conditioned upon Tenant's not being in default under any term or condition of this Lease after the expiration of any applicable cure period granted by this Lease, either at the time the option is exercised or at the time the Option term would commence. The Option shall be personal to the Tenant originally named in this Lease and to any successor in interest to Tenant pursuant to a "Permitted Transfer"



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(as defined in Paragraph 25.G), and shall not be assigned, sold, conveyed or otherwise transferred to any other party (including without limitation any assignee or sublessee of such Tenant) without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion; provided, however, that Landlord's decision to grant or withhold its consent shall be made in accordance with the provisions of Paragraph 25.F. Under no circumstances shall Landlord be required to pay any real estate commission to any party with respect to Tenant's exercise of the Option.

                      (ii) Manner of Exercise. Tenant may exercise the Option only by giving Landlord written notice not less than nine (9) months prior to the expiration of the Term. If Tenant fails to exercise its Option prior to such nine (9) month period, then the Option automatically shall lapse and thereafter Tenant shall have no right to exercise the Option.

                      (iii) Terms and Rent. If the Option is exercised, then the Monthly Rent for the Premises for the Option term shall be equal to one hundred percent (100%) of the fair market rent, as determined below, for the Premises as of the commencement of the Option term, but in no event shall the Monthly Rent ever be reduced below the Monthly Rent payable immediately preceding the Option term, as such Monthly Rent would have been increased under Paragraph 5.B if the commencement date for the Option term had been an Adjustment Date. The fair market rent for the Premises shall be determined by taking into account all relevant factors, including without limitation the fact that the Premises are being leased in shell condition. Landlord shall not under any circumstances be required to construct or pay for any additional interior improvements to the Premises. All other terms and conditions of the Lease, as amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the option term; provided, however, that notwithstanding the foregoing, neither the Option, nor Landlord's obligations under the Work Letter Agreement attached hereto as Exhibit C shall be of any force or effect during the Option term.

                      (iv) Determination of Rent. The fair market rent for the purposes of calculating the Monthly Rent for the Option term shall be determined by mutual agreement of the parties or, if the parties are unable to agree within thirty (30) days after Tenant's exercise of the option, then fair market rent shall be determined pursuant to the procedure set forth in Paragraphs 4.D.(v) and 4.D.(vi).

                      (v) Landlord's Initial Determination. If the parties are unable mutually to agree upon the fair market rent pursuant to Paragraph 4.D.(iv), then the fair market rent initially shall be determined by Landlord by written notice ("Landlord's Notice") given to Tenant promptly following the expiration of the 30-day period set forth in Paragraph 4.D.(iv). If Tenant disputes the amount of fair market rent set forth in Landlord's Notice, then, within thirty (30) days after the date of Landlord's Notice, Tenant shall send Landlord a written notice ("Tenant's Notice") which specifically (a) disputes the fair market rent set forth in Landlord's Notice, (b) demands arbitration pursuant to Paragraph 4.D.(vi), and (c) states the name and address of the person who shall act as arbitrator on Tenant's behalf. Tenant's Notice shall be




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deemed defective, and not given to Landlord, if it fails strictly to comply with the requirements and time period set forth above. If Tenant does not send Tenant's Notice within thirty (30) days after the date of Landlord's Notice, or if Tenant's Notice fails to contain all of the required information, then the Monthly Rent for the Option term shall equal one hundred percent (100%) of the fair market rent specified in Landlord's Notice. If the arbitration is not concluded prior to the commencement of the Option term, then for the ninety (90) day period commencing with the date that the Option term commences, Tenant shall pay Monthly Rent equal to the Monthly Rent that would have been applicable if the Term had continued during such ninety (90) day period, except that the date the Option term commences shall be treated as an "Adjustment Date" (as defined in Paragraph 5.B), and the Monthly Rent shall be adjusted in accordance with Paragraph 5.B effective as of the date the Option term commences. If the arbitration is not concluded prior to the expiration of such ninety (90) day period, then from and after the expiration of such ninety (90) day period, Tenant shall pay Monthly Rent equal to one hundred twenty-five percent (125%) of the Monthly Rent payable immediately prior to the commencement of the Option term. If the fair market rent determined by arbitration differs from that paid by Tenant pending the results of arbitration, then any adjustment required to adjust the amount previously paid shall be made by payment by the appropriate party within ten (10) days after the determination of fair market rent.

                      (vi) Arbitration. The arbitration shall be conducted in the City of San Francisco in accordance with the then prevailing rules of the American Arbitration Association (or its successor) for the arbitration of commercial disputes, except that the procedures mandated by such rules shall be modified as follows:

                             (a) Each arbitrator must be a real estate appraiser
with at least five (5) years of full-time commercial appraisal experience who is familiar with the fair market rent of office and research and development complexes located in the vicinity of the Premises. Within ten (10) business days after receipt of Tenant's Notice, Landlord shall notify Tenant of the name and address of the person designated by Landlord to act as arbitrator on Landlord's behalf.

                             (b) The two arbitrators chosen pursuant to
Paragraph 4.D.(vi)(a) shall meet within ten (10) business days after the second arbitrator is appointed and shall either agree upon the fair market rent or appoint a third arbitrator possessing the qualifications set forth in Paragraph 4.D.(vi)(a). If the two arbitrators agree upon the fair market rent within such ten (10) business day period, the Monthly Rent for the Option term shall equal one hundred percent (100%) of such fair market rent. If the two arbitrators are unable to agree upon the fair market rent and are unable to agree upon the third arbitrator within five (5) business days after the expiration of such ten (10) business day period, the third arbitrator shall be selected by the parties themselves. If the parties do not agree on the third arbitrator within five (5) business days after the expiration of such five (5) business day period, then either party, on behalf of both, may request appointment of the third arbitrator by the Association of South Bay Brokers. The three arbitrators shall decide the dispute, if it has not been previously resolved, by following the procedures set forth in Paragraph 4.D.(vi)(c). Each party shall pay the



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fees and expenses of its respective arbitrator and both shall share the fees and expenses of the third arbitrator. Each party shall pay its own attorneys, fees and costs of witnesses.

                             (c) The three arbitrators shall determine the fair
market rent in accordance with the following procedures. Each of Landlord's arbitrator and Tenant's arbitrator shall state, in writing, his or her determination of the fair market rent, supported by the reasons therefor, and shall make counterpart copies for the other arbitrators. All of the arbitrators shall arrange for a simultaneous exchange of the proposed resolutions within ten
(10) business days after appointment of the third arbitrator. If any arbitrator fails to deliver his or her own determination to the other arbitrators within such ten (10) business day period, then the fair market rent shall equal the average of the resolutions submitted by the other arbitrators. If all three (3) arbitrators deliver their determinations to the other arbitrators within such ten (10) business day period, then the two (2) closest determinations of the arbitrators shall be averaged, and the resulting quotient shall be the fair market rent, and the Monthly Rent for the option term shall equal one hundred percent (100%) of such fair market rent; provided, however, that if the determination of one (1) of the arbitrators (the "Average Determination") is equal to the average of the determinations of the other two (2) arbitrators, then the Average Determination shall be the fair market rent. However, the arbitrators shall not attempt to reach a mutual agreement of the fair market rent; each arbitrator shall independently arrive at his or her proposed resolution.

                             (d) The arbitrators shall have the right to consult
experts and competent authorities for factual information or evidence pertaining to a determination of fair market rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render the decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease. In the event of a failure, refusal or inability of any arbitrator to act, his or her successor shall be appointed by him or her, but in the case of the third arbitrator, his or her successor shall be appointed in the same manner as that set forth herein with respect to the appointment of the original third arbitrator.

        5. Rent and Additional Charges.

             A. Monthly Rent. Tenant shall pay to Landlord, in lawful money of the United States, Monthly Rent as follows: commencing on the Commencement Date, and continuing throughout the Term, the Monthly Rent shall equal Two and 30/100ths Dollars ($2.30) multiplied by the Rentable Area of the Premises (as determined by Landlord pursuant to Paragraph 2). The Monthly Rent is subject to adjustment as provided in Paragraphs 5.B and 5.C below. The actual commencement date for the payment of Monthly Rent (the "Rent Commencement Date") shall be the Commencement Date.

             Monthly Rent shall be paid in advance, on the first day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand. The sum of One Hundred Thirteen Thousand Eight Hundred Seventy-Three and 00/100ths Dollars ($113,873.00), representing Landlord's estimate of the first installment of Monthly Rent for the Premises, shall be paid by Tenant to Landlord upon the execution of this Lease by Landlord and Tenant.

Additionally, Tenant shall pay, as and with the Monthly Rent, the management fee described in Paragraph 5.D, Tenant's share of Common Area Maintenance Costs pursuant to Paragraph 5.E, the Real Property Taxes and Impositions payable by Tenant pursuant to Paragraph 15, and the monthly cost of insurance premiums required pursuant to Paragraph 21.C.

               B. Index Adjustments to Monthly Rent. The Monthly Rent shall be increased as of the first (1st) day of the thirteenth (13th) calendar month immediately following the Commencement Date, and on each ensuing anniversary of such date occurring during the Term and any extension thereof (each, an "Adjustment Date") by the greater of (i) the percentage increase in the Index from the previous Adjustment Date (or, for the first Adjustment Date, from the Commencement Date) up to a maximum of seven percent or (ii) three percent (3%). On each Adjustment Date, the total aggregate amount of Monthly Rent then in effect shall be multiplied by the greater of (x) the lesser of (A) a fraction, the numerator of which is the Index published most recently before the applicable Adjustment Date, and the denominator of which is the Index published most recently before the prior Adjustment Date (or, in the case of the first Adjustment Date, the Index published most recently before the Commencement
Date), and (B) one hundred seven percent (107%), or (y) one hundred three percent and the corresponding product shall be the Monthly Rent in effect until the next Adjustment Date. In no event shall the Monthly Rent in effect after an Adjustment Date be less than one hundred three percent (103%), nor more than one hundred seven percent (107%), of the Monthly Rent in effect immediately prior to such Adjustment Date. If no Index is published for either of the months set forth above, the Index for the next preceding month shall be used.

               C. [Intentionally Deleted].

               D. Management Fee. Tenant shall pay to Landlord monthly, as Additional Rent, a management fee equal to three percent (3%) of the Monthly Rent then in effect.

               E. Common Area Maintenance Costs.

                      (i) Estimated Payments. Commencing on the Commencement Date and continuing throughout the entire Term, Tenant shall pay Tenant's Percentage Share of all other Common Area Maintenance Costs paid or payable by Landlord in each year; provided, however, that Tenant shall pay Tenant's Building Share of those Common Area Maintenance Costs arising from Landlord's performance of its obligations under Paragraph 17.A. Before commencement of the Term and during December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of amounts payable under this Paragraph 5.E.(i) for the ensuing calendar year. Such notice shall show in reasonable detail the basis on which the estimate was determined. on or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Landlord, in its reasonable judgment, that the amounts payable under this Paragraph 5.E.(i) for the current calendar year will vary from its then-current estimate by more than five percent (5%), Landlord shall by notice to Tenant, showing in reasonable detail the basis for such variance, revise its estimate for such year, in which case subsequent payments by Tenant for such year shall be based upon such revised estimate.

                      (ii) Adjustment. Within ninety (90) days after the close of each calendar year or as soon after such 90-day period as reasonably practicable, Landlord shall deliver to Tenant a reasonably detailed statement of Common Area Maintenance Costs for such calendar year, certified by Landlord or its property manager, subject to Tenant's right to audit as hereinafter provided. At that time, Landlord shall also deliver to Tenant a statement, certified as correct by Landlord, of the adjustments to be made pursuant to Paragraph 5.E.(i) above. If Landlord's statement shows that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Tenant may offset such overpayment against Rent due or remaining due under this Lease, or if no Rent remains due, Landlord shall refund such excess to Tenant within thirty (30) days after delivery of the statement. if such statement shows that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

                      (iii) Last Year. If this Lease shall terminate on a day other than the last day of a calendar year, the adjustment in Rent applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty (360). The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Paragraph 5.E.(ii) to be performed after such termination.

                      (iv) Audit. Within one hundred eighty (180) days after receipt of Landlord's statement of Common Area Maintenance Costs as provided in Paragraph 5.E.(ii), Tenant or its designee, on not less than five (5) days, prior written notice to Landlord, shall have the right to, at Tenant's sole cost and expense, audit, examine and copy Landlord's books and records with respect to the Common Area Maintenance Costs for the calendar year pertaining to the year for which the Landlord's statement pertains. Landlord shall cooperate with Tenant in any such examination of its books and records.

               F. Additional Rent. All monies required to be paid by Tenant under this Lease, including, without limitation, the management fee described in Paragraph 5.D, Tenant's share of Common Area Maintenance Costs pursuant to Paragraph 5.E, Real Property Taxes and Impositions pursuant to Paragraph 15, and the monthly cost of insurance premiums required pursuant to Paragraph 21.C shall be deemed Additional Rent.

               G. Prorations. If the Rent Commencement Date is not the first
(1st) day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a 30-day month shall be paid for the fractional month during which such date occurs or the Lease terminates.

               H. Interest. Any amount of Rent or other charges provided for under this Lease due and payable to Landlord which is not paid when due shall bear interest at the Interest

Rate from the date that is (i) five (5) days after the date such Rent is due until such Rent is paid, or (ii) ten (10) days after Tenant receives written notice from Landlord that any other charge provided for under this Lease (other than Rent) is due and payable, until such other charge is paid.

        6. Late Payment Charges.

               Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within five
(5) days after the date such Rent or other charge is due, Tenant shall pay to Landlord an additional sum equal to five percent (50%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.

        Initials:

        ---------------             --------------
        Landlord                    Tenant

        7. Security Deposit.

               Tenant shall deposit with Landlord upon the execution of this Lease by Landlord and Tenant, the sum of Three Hundred Forty-One Thousand Six Hundred Nineteen and 00/100ths Dollars ($341,619.00) as the "Security Deposit" for the full and faithful performance of every provision of this Lease to be performed by Tenant. At Tenant's option, the Security Deposit may be in the form of an irrevocable standby letter of credit ("L-C").

               If Tenant defaults with respect to any provision of this Lease, after the expiration of any applicable cure or grace periods expressly provided for in this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of a cash Security Deposit is so applied, or any portion of an L-C posted as the Security Deposit, if applicable, is drawn upon, by Landlord for such purposes, Tenant shall either, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original, amount or deposit a replacement L-C with Landlord in the amount of the original L-C. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease.

               If at any time Tenant elects to deposit an L-C as the Security Deposit, the L-C shall be issued by a bank reasonably acceptable to Landlord, shall be issued for a term of at least twelve (12) months and shall be in a form and with such content reasonably acceptable to Landlord. Tenant shall either replace the expiring L-C with an L-C in an amount equal to the original L-C or renew the expiring L-C, in any event no later than thirty (30) days prior to the expiration of the term of the L-C then in effect. If Tenant fails to deposit a replacement L-C or renew the expiring L-C, Landlord shall have the right to draw upon the expiring L-C for the full amount thereof. Drawing upon the L-C shall be conditioned upon the presentation to the issuer of the L-C of a certified statement executed by a general partner or officer of Landlord that (i) Tenant is in default under the Lease and Landlord is exercising its right to draw upon so much of the L-C as is necessary to cure Tenant's default, or (ii) Tenant has not renewed or replaced an expiring L-C as required by this Lease and Landlord is authorized to draw upon the L-C prior to its expiration. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C, and such use, application or retention shall ,not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

        8. Holding Over.

               If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein.

        9. Tenant Improvements.

               Landlord agrees to construct the Tenant Improvements pursuant to the terms of Exhibit C.

        10. Condition of Premises.

               A. Capital Improvements. Prior to the Commencement Date, Landlord shall complete the Capital Improvements in accordance with the terms of Exhibit
C. Landlord represents to Tenant that all Building systems, including plumbing and electrical, and the Building's roof, shall be in good operating condition upon the Commencement Date.

               B. Acceptance of Premises. Within ten (10) days after completion of the Tenant Improvements, Tenant shall conduct a walk-through inspection of the Premises with

Landlord and complete a punch list of items needing additional work. Other than the items specified in the punch list, if any, and subject to Landlord's representations and warranties described below, by taking possession of the Premises after completion of the Tenant Improvements, Tenant shall be deemed to have accepted the Premises in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. Any damage to the Premises caused by Tenant's move-in shall be repaired or corrected by Tenant, at its sole cost and expense. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or Landlord's Agents agreed to undertake any Alterations or construct any Improvements to the Premises except as expressly provided in this Lease. If Tenant fails to submit a punch-list to Landlord within such l0-day period, it shall be deemed that there are no Improvement items needing additional work or repair. Landlord's contractor shall complete all reasonable punch-list items within thirty (30) days after the walk-through inspection or as soon as practicable thereafter. Upon completion of such punch-list items, Tenant shall approve such completed items in writing to Landlord. If Tenant fails to approve such items within fourteen (14) days of completion, such items shall be deemed approved by Tenant.

        11. Use of the Premises and Common Area.

               A. Tenant's Use. Tenant shall use the Premises only for general office, administration, research and development, and storage purposes, and such other purposes as shall be specifically and formally approved by the City of Redwood City, subject to Landlord's approval which shall not be unreasonably withheld or delayed. Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of public authorities now in force or which may hereafter be in force, relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by a licensed structural engineer or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow waste materials or refuse to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building, except on a temporary basis.

               B. Hazardous Materials.

                      (i) Hazardous Materials Defined. As used herein, the term "Hazardous Materials" shall mean any wastes, materials or substances (whether in the form of liquids, solids or gases, and whether or not air-borne), which are or are deemed to be (a) pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk to public health or to the environment, or which are or may become regulated by or under the authority of any applicable local, state or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successors) thereto, replacements thereof or publications promulgated pursuant thereto, including, without limitation, any such items or substances which are or may become regulated by any of the Environmental Laws (as hereinafter defined); (b) listed as a chemical known to the State of California to cause cancer or reproductive toxicity pursuant to
Section 25249.8 of the California Health and Safety Code, Division 20, Chapter
6.6 (Safe Drinking Water and Toxic Enforcement Act of 1986); or (c) a pesticide, petroleum, including crude oil or any fraction thereof, asbestos or any asbestos-containing material, a polychlorinated biphenyl, radioactive material, or urea formaldehyde.

                      (ii) Environmental Laws Defined. In addition to the laws referred to in Paragraph 11.B.(i) above, the term "Environmental Laws" shall be deemed to include, without limitation, 33 U.S.C. Section 1251 et seq., 42 U.S.C.
Section 6901 et seq., 42 U.S.C. Section 7401 et seq., 42 U.S.C. Section 9601 et seq., and California Health and Safety Code Sections 25100 et seq., and 25300 et seq., California Water Code, Section 13020 et seq., or any successors) thereto, all local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or, otherwise in any manner relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.

                      (iii) Use of Hazardous Materials. Tenant agrees that during the Term of this Lease, Tenant shall not use, or permit the use of, nor store, generate, treat, manufacture or dispose of Hazardous Materials on, from or under the Premises (individually and collectively, "Hazardous Use") except to the extent that, and in accordance with such conditions as, Landlord may have previously approved in writing in its sole and absolute discretion. Notwithstanding the foregoing, Tenant shall be entitled to use and store only those Hazardous Materials which are (a) set forth in a list prepared by Tenant and approved in writing by Landlord, which shall be deemed given with respect to the Approved Hazardous Materials (hereinafter defined), (b) necessary for Tenant's business, but then only in the amounts and for the purposes previously disclosed in writing to and approved in writing by Landlord, and (c) in full compliance with Environmental Laws, and all judicial and administrative decisions pertaining thereto. All Hazardous Materials approved in writing by Landlord as provided in the preceding sentence shall collectively be referred to as the "Approved Hazardous Materials". Within thirty (30) days after request by Landlord, Tenant shall deliver to Landlord a list of the Approved Hazardous Materials. Tenant shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. For the purposes of this Paragraph 11.B.(iii), the term "Hazardous Use" shall include Hazardous Use(s) on, from or under the Premises by Tenant, any Subtenant occupying all or any portion-of the Premises during the Term, or any of their directors, officers, employees, shareholders, partners, invitees, agents, contractors or occupants (collectively, "Tenant's Parties"; provided, however, that if Tenant's stock is publicly traded, the term "Tenant's Parties" shall not include any shareholder of Tenant who owns less than ten percent (100%) of Tenant's common stock), whether known or unknown to Tenant, occurring during the Term of this Lease. The term "Tenant's Parties" shall not include any tenants of the Project other than Tenant, except that the term "Tenant's Parties" shall include any Subtenant occupying all or any portion of the Premises during the Term.

                      (iv) Hazardous Materials Report; When Required. Tenant shall submit to Landlord a written report with respect to Hazardous Materials ("Report") in the form prescribed in Paragraph 11.B.(v) below on the following dates:

                             (a) At any time within ten (10) days after written
request by Landlord, and

                             (b) At any time when there has been a violation of
any Environmental Law, or in connection with any proposed request for Landlord's consent to any change in the list of Approved Hazardous Materials or for an increase in the intensity of usage or storage of such Approved Hazardous Materials.

                      (v) Hazardous Materials Report; Contents. The Report shall contain, without limitation, the following information:

                             (a) Whether on the date of the Report and (if
applicable) during the period since the last Report there has been any Hazardous Use on, from or under the Premises, other than the use of Approved Hazardous Materials.

                             (b) If there was such Hazardous Use, the exact
identity of the Hazardous Materials (other than the Approved Hazardous Materials), the dates upon which such materials were brought upon the Premises, the dates upon which such Hazardous Materials were removed therefrom, and the quantity, location, use and purpose thereof.

                             (c) If there was such Hazardous Use, any
governmental permits maintained by Tenant with respect to such Hazardous Materials, the issuing agency, original date of issue, renewal dates (if any) and expiration date. Copies of any such permits and applications therefor shall be attached.

                             (d) If there was such Hazardous Use, any
governmental reporting or inspection requirements with respect to such-Hazardous Materials, the governmental agency to which reports are made and/or which conducts inspections, and the dates of all such reports and/or inspections (if applicable) since the last Report. Copies of any such Reports shall be attached.

                             (e) If there was such Hazardous Use, identification
of any operation or business plan prepared for any government agency with respect to Hazardous Use.

                             (f) Any liability insurance carried by Tenant with
respect to Hazardous Materials, if any, the insurer, policy number, date of issue, coverage amounts, and date of expiration. Copies of any such policies or certificates of coverage shall be attached.

                             (g) Any notices of violation of Environmental Laws,
written or oral, received by Tenant from any governmental agency since the last Report, the date, name of agency, and description of violation. Copies of any such written notices shall be attached.

                             (h) Any knowledge, information or communication
which Tenant has acquired or received relating to (x) any enforcement, cleanup, removal or other governmental or regulatory action threatened or commenced against Tenant or with respect to the Premises pursuant to any Environmental Laws; (y) any claim made or threatened by any person or entity against Tenant or the Premises on account of any alleged loss or injury claimed to result from any alleged Hazardous Use on or about the Premises; or (z) any report, notice or complaint made to or filed with any governmental agency concerning any Hazardous Use on or about the Premises. The Report shall be accompanied by copies of any such claim, report, complaint, notice, warning or other communication that is in the possession of or is available to Tenant.

                             (i) Such other pertinent information or documents
as are reasonably requested by Landlord in writing.

                      (vi) Release of Hazardous Materials: Notification and Cleanup.


                             (a) At any time during the Term, if Tenant knows or
believes that any release of any Hazardous Materials has come or will come to be located upon, about or beneath the Premises, then Tenant shall immediately, either prior to the release or following the discovery thereof by Tenant, give verbal and follow-up written notice of that condition to Landlord.

                             (b) At its sole cost and expense, Tenant covenants
to investigate, clean up and otherwise remediate any release of Hazardous Materials which has occurred during the Term and arose from any act or failure to act of Tenant or any of Tenant's Parties. Such investigation, clean-up and remediation shall be performed only after Tenant has obtained, if practicable, Landlord's written consent, which shall not be unreasonably withheld; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's written consent. All clean-up and remediation shall be done in compliance with Environmental Laws and to the reasonable satisfaction of Landlord.

                             (c) Notwithstanding the foregoing, Landlord shall
have the right, but not the obligation, in Landlord's sole and absolute discretion, exercisable by written notice to Tenant, to undertake within or outside the Premises all or any portion of any reasonable investigation, clean-up or remediation with respect to any Hazardous Use of such Hazardous Materials by Tenant or any of Tenant's Parties (or, once having undertaken any of such work, to cease same, in which case Tenant shall perform the work), all at Tenant's sole cost and expense, which shall be paid by Tenant as Additional Rent within ten (10) days after receipt of written request therefor by Landlord (and which Landlord may require to be paid prior to commencement of any work by Landlord); provided, however, that Tenant's obligation to pay for such work shall only be applicable if Tenant fails to perform its obligations under this Paragraph 11 (including without limitation the obligations described in Paragraph 11.13.(vi)(b)). No such work by Landlord shall create any liability on the part of Landlord to Tenant or any other party in connection with such Hazardous Use by Tenant or any of Tenant's Parties or constitute an admission by Landlord of any responsibility with respect to such Hazardous Use or Hazardous Materials.

                             (d) It is the express intention of the parties
hereto that Tenant shall be liable under this Paragraph 11.B.(vi) for any and all conditions covered hereby which were or are caused or created by Tenant or any of Tenant's Parties, whether occurring prior to, on, or after the Commencement Date. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first (x) notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to participate in any such proceedings, and (y) obtaining Landlord's written consent, which shall not be unreasonably withheld.

                      (vii) Inspection and Testing by Landlord. Landlord shall have the right at all times during the Term of this Lease to (a) inspect the Premises, as well as such of Tenant's books and records pertaining to the Premises and the conduct of Tenant's business therein, and to (b) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Paragraph 11.B. Except in case of emergency, Landlord shall give reasonable notice to Tenant in accordance with Paragraph 19 before conducting any inspections, tests, or investigations, shall provide Tenant with a work plan describing any testing that shall be performed at the Premises, and shall use reasonable efforts to minimize interference with the conduct of Tenant's business at the Premises caused by any such inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Tenant. Neither any action nor inaction on the part of Landlord pursuant to this Paragraph 11.B.(vii) shall be deemed in any way to release Tenant from, or in any way modify or alter, Tenant's responsibilities, obligations, and liabilities incurred pursuant to Paragraph 11.B hereof.

                      (viii) Tenant's Indemnity. Tenant shall indemnify, defend, protect, hold harmless, and, at Landlord's option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord, Landlord's Agents, and Landlord's officers, directors, shareholders, partners, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all Losses (as defined below) whenever such Losses arise, from or related to: (a) any violation or alleged violation by Tenant or any of Tenant's Parties of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Paragraph 11.B, including, without limitation, the Environmental Laws, whether such violation or alleged violation occurred prior to, on, or after the Commencement Date; (b) any breach of the provisions of this Paragraph 11.B by Tenant or any of Tenant's Parties; or (c) any Hazardous Use on, about or from the Premises by Tenant or any of Tenant's Parties of any

Hazardous Materials (whether or not approved by Landlord under this Lease), whether such Hazardous Use occurred prior to, on, or after the Commencement Date. The term "Losses" shall mean all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Premises, damages for the loss of restriction on use of any space or amenity within the Premises, damages arising from any adverse impact on marketing space in the Premises, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys, and consultants, fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity.

                      (ix) Landlord's Indemnity. Landlord shall indemnify, defend, protect, hold harmless, and, at Tenant's option (with such attorneys as Tenant may approve in advance and in writing), defend Tenant, Tenant's agents, and Tenant's officers, directors, shareholders, partners, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all Tenant Losses (as defined below) arising during the Term from or related to the presence of Hazardous Materials brought onto the Project by Landlord or Landlord's Agents. The term "Tenant Losses" shall mean all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys, and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity.

                      (x) Survival. The provisions of this Paragraph 11.B shall survive the expiration or earlier termination of this Lease.

               C. Special Provisions Relating to The Americans With Disabilities Act of 1990.

                      (i) Allocation of Responsibility to Landlord. As between Landlord and Tenant, Landlord shall be responsible that the Common Area complies with the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 32181, et seq., The Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all amendments, revisions or modifications thereto now or hereafter adopted or in effect in connection therewith (hereinafter collectively referred to as the "ADA"), and to take such actions and make such alterations and improvements as are necessary for such compliance; provided, however, that to the extent such requirements arise from the construction of the Tenant Improvements or any Alterations to the Premises made by or on behalf of Tenant, then as between Landlord and Tenant, Tenant shall be responsible that the

Common Area complies with the requirements of the ADA, and to take such actions and make such alterations and improvements as are necessary for such compliance.

                      (ii) Allocation of Responsibility to Tenant. As between Landlord and Tenant, Tenant, at its sole cost and expense, shall be responsible that the Premises (and all modifications made by Tenant of access to the Premises from the street), and all alterations and improvements in the Premises (including without limitation the Tenant Improvements), and Tenant's use and occupancy of the Premises, and Tenant's performance of its obligations under this Lease, comply with the requirements of the ADA, and to take such actions and make such alterations and improvements as are necessary for such compliance, to the extent such requirements arise from Tenant's specific use of the Premises, or the construction and use of the Tenant Improvements or any Alterations to the Premises made by or on behalf of Tenant; provided, however, that Tenant shall not make any such alterations or improvements except upon Landlord's prior written consent (which shall not be unreasonably withheld) pursuant to the terms and conditions of this Lease. If Tenant fails diligently to take such actions or make such alterations or improvements as are necessary for such compliance, Landlord may, but shall not be obligated to, take such actions and make such alterations and improvements and may recover all of the costs and expenses of such actions, alterations and improvements from Tenant as Additional Rent.

                      (iii) General. Notwithstanding anything in this Lease contained to the contrary, no act or omission of either party, including any approval, consent or acceptance by it or its agents, employees or other representatives, shall be deemed an agreement, acknowledgment, warranty, or other representation by it that the other party has complied with the ADA as provided under Paragraphs 11.C.(i) or 11.C.(ii) or that any action, alteration or improvement by it complies or will comply with the ADA as provided under Paragraphs 11.C.(i) or 11.(ii) or constitutes a waiver by it of the other party's obligations to comply with the ADA under Paragraphs 11.C.(i) or 11.C.(ii) of this Lease or otherwise. Any failure of either party to comply with its obligations of the ADA under Paragraphs 11.C.(i) or 11.C.(ii) shall not relieve such party from any obligations under this Lease or in the case of Landlord's failure to comply under Paragraph 11.C.(i), constitute or be construed as a constructive or other eviction of Tenant or disturbance of Tenant's use and possession of the Premises.

             D. Use and Maintenance of Common Area. Tenant and its employees and invitees shall have the non-exclusive right to use the Common Area in common with other persons during the Term of this Lease, subject to such reasonable rules and regulations as may from time to time be deemed necessary or advisable in Landlord's reasonable discretion for the proper and efficient operation and maintenance of the Common Area. Such rules and regulations may include, among other things, the hours during which the Common Area shall be open for use. Landlord shall maintain and operate the Common Area in good condition, provided that any damage thereto, other than normal wear and tear, occasioned by the act of Tenant or its employees or invitees shall be paid by Tenant upon demand by Landlord.

        12. Quiet Enjoyment.

               Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

        13. Alterations.

               After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for nonstructural Alterations (which shall not include any modifications to the mechanical or electrical systems of the Building, nor any penetration of the Building's roof) not exceeding Twenty-Five Thousand Dollars ($25,000.00) in cost during any period of twelve (12) consecutive months, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any:

                      (i)    Alterations to the exterior of the Building;

                      (ii)   Alterations to the roof of the Building; and

                      (iii) Alterations visible from outside the Building, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds.

             All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Premises. All Alterations made by Tenant shall be and become the property of Landlord upon installation and shall not be deemed Tenant's Personal Property; provided, however, that Landlord shall notify Tenant upon Landlord's consent to such Alterations by Landlord (or if Landlord's consent is not required, upon written request by Tenant) whether Tenant will be required to remove, at Tenant's expense, such Alterations from the Premises at the expiration or sooner termination of this Lease and to return the Premises to their condition as of the Commencement Date of this Lease, normal wear and tear excepted and subject to the provisions of Paragraph 23. With respect to any Alterations as to which Landlords consent is not required, Landlord may require Tenant to remove, at Tenant's expense, such Alterations from the Premises at the expiration or earlier termination of this Lease; provided, that upon Tenant's written request prior to making such Alterations, Landlord shall notify Tenant whether Tenant will be so required to remove such Alterations from the Premises. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises at least ten (10),days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work.

        14. Surrender of the Premises.

               Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and fire or other casualty excepted, with all interior walls repaired if damaged, all broken, marred or nonconforming acoustical ceiling tiles replaced, all windows washed, the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts, the HVAC equipment serviced and repaired by a reputable and licensed service firm, and all floors cleaned, all to the reasonable satisfaction of Landlord; provided, however, that if Landlord elects to demolish the Building at the expiration of the Term, Tenant shall not be required to repair or restore the Building as otherwise provided herein. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 13, and all Tenant's Personal Property, and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the expiration or earlier termination of this Lease, Landlord may retain such Alterations and Tenant's Property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such Alterations and Tenant's Property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the expiration or earlier termination of this Lease, Tenant shall indemnify Landlord and Landlord's Agents against all loss or liability, including reasonable attorneys, fees and costs, resulting from delay by Tenant in so surrendering the Premises.

               Normal wear and tear, for the purposes of this Lease, shall be construed to mean wear and tear caused to the Premises by a natural aging process which occurs in spite of prudent application of reasonable standards for maintenance, repair and janitorial practices. It is not intended, nor shall it be construed, to include items of neglected or deferred maintenance which would have or should have been attended to during the Term of the Lease if reasonable standards had been applied to properly maintain and keep the Premises at all times in good condition and repair.

        15. Impositions and Real Property Taxes.

               A. Payment by Tenant. Tenant shall pay all Impositions prior to delinquency. If billed directly, Tenant shall pay such Impositions and concurrently present to Landlord satisfactory evidence of such payments. If any Impositions are billed to Landlord or included in bills to Landlord for Real Property Taxes, then Tenant shall pay to Landlord all such amounts within fifteen (15) days after receipt of Landlord's invoice therefor. If applicable law prohibits Tenant from reimbursing Landlord for an Imposition, but Landlord may lawfully increase the Monthly Rent to account for Landlord's payment of such Imposition, the Monthly Rent payable to Landlord shall be increased so that the amount of such increased Monthly Rent, together with any accompanying increases in the Real Property Taxes payable by Tenant with respect to such Imposition, are sufficient to net to Landlord the same return without reimbursement of such Imposition as would have been received by Landlord with reimbursement of such Imposition. In addition, on or before April 10 and December 10 of each year of the Term, Tenant shall pay directly to the San Mateo County assessor the Real Property Taxes for the Premises as set forth on the assessor's tax bill for the Premises. If, however, the Premises are not a separate parcel for tax purposes but constitute a portion of a larger tax parcel or parcels, the Real Property Taxes payable by Tenant under this Lease shall be a percentage of the Real Property Taxes payable for such parcel or parcels, which percentage shall be determined by dividing the Rentable Area of the Premises by the total Rentable Area of all buildings on such parcel or parcels and multiplying the result by 100, which Real Property Taxes shall be payable by Tenant to Landlord monthly as part of the Common Area Maintenance Costs. Promptly following payment of the Real Property Taxes, Tenant shall provide Landlord with copies of paid receipts or other documentary evidence that the Real Property Taxes have been paid by Tenant. If Tenant fails to pay the Real Property Taxes on or before April 10 and December 10, respectively, or if Tenant fails to pay its share of Real Property Taxes as part of the Common Area Maintenance Costs, Tenant shall pay to Landlord any penalty incurred by such late payment. In addition, Tenant shall pay any Real Property Tax not included within the county tax assessor's tax bill within ten (10) days after being billed for same by Landlord. The foregoing dates are based on the dates established by the county as the dates on which Real Property Taxes become delinquent if not paid. If such delinquency dates change, the dates on which Tenant must pay the Real Property Taxes for the Premises shall be at least ten
(10) days prior to the new delinquency dates. Assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges are to be included within the definition of Real Property Taxes for the purposes of this Lease.

             B. Taxes on Tenant Improvements and Personal Property. Tenant shall pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the Premises and the real property or Personal Property of Landlord.

               C. Proration. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 360-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises or on all or any portion of the Project, or which under the laws then in force may be evidenced by improvements or' other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises or such portion of the Project, as applicable.

        16. Utilities and Services.

               Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If any utility, material or service is not separately charged or metered to any portion of the Premises, Tenant shall pay to Landlord, within ten
(10) days after written demand therefor, Tenant's pro rata share of the total cost thereof as may be determined by Landlord. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the gross negligence or willful misconduct of Landlord.

        17. Repair and Maintenance.

               A. Landlord's Obligations. Landlord shall keep in good order, condition and repair the structural parts of the Building, which structural parts include only the foundation, subflooring, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, ceilings, and plate glass), and the roof structure of the Building (but not the roof membrane), all unexposed plumbing and electrical facilities, and all gutters and downspouts, except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms of this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors. In addition, Landlord shall perform any alterations, additions or improvements required to be made to the Building in order to comply with applicable laws, ordinances, rules, regulations and orders that become effective after the date of this Lease, and all capital improvements required to be made in connection with the operation, maintenance and repair of the Building; provided, however, in accordance with Paragraph 5.E, any and all costs and expenses incurred by Landlord in performing any such alterations, additions, improvements or capital improvements, together with interest at the Interest Rate, shall be amortized over the useful life of the alteration, addition, improvement or capital improvement in question and included in Common Area Maintenance Costs for each year over which such costs are amortized. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord of the need for such repairs or maintenance. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

               Landlord shall keep in good order, condition, repair and maintenance the Building's HVAC system and roof, and shall maintain an HVAC system preventive maintenance service contract from a qualified vendor for the purpose of maintaining the Building's HVAC system, and a roof maintenance service contract from a qualified vendor for the purpose of maintaining the Building's roof. Landlord shall determine in its sole discretion whether any such vendor is qualified. Any and all costs of any maintenance or minor repair of the HVAC system or the roof (including without limitation the cost of maintaining HVAC system preventative maintenance contracts and roof maintenance service contracts) shall be included in the Common Area Maintenance Costs payable solely by Tenant for the year in which such cost is incurred. Any and all costs of any replacement or major repair of the HVAC system or the roof, together with interest at the Interest Rate, shall be amortized on a straight-line basis over the useful life of the item replaced or repaired (as determined by Landlord in its sole discretion) (collectively, the "Useful Life"), and the entire amount of such amortized costs and interest allocable to each month, multiplied by Tenant's Building Share, shall be included in the monthly Common Area Maintenance Costs payable solely by Tenant during the entire period over which such costs are amortized, until Tenant has paid to Landlord that proportion of the total amount of such amortized costs equal to (a) the number of months remaining during the Term as of the date such replacement or major repair was completed, divided by (b) the number of months of the Useful Life, multiplied by
(c) Tenant's Building Share; provided that in no event shall such proportion exceed one hundred percent (100%). Repairs to the HVAC system or the roof shall be deemed to be "minor" if the total aggregate cost of such repairs is less than or equal to Ten Thousand Dollars ($10,000.00), and shall be deemed to be "major" if the total aggregate cost of such repairs exceeds Ten Thousand Dollars ($10,000.00). For the purposes of example only and not by way of limitation, if a replacement of part of the HVAC system is completed twenty-five (25) months before the end of the Term, at a cost of Twenty Thousand Dollars ($20,000.00), and the Useful Life of such replaced part of the HVAC system is fifty (50) months, then (a) the cost of such replacement shall be amortized at the rate of Four Hundred Dollars ($400.00) per month, with interest at the Interest Rate, and (b) the amount to be included in the monthly Common Area Maintenance Costs payable solely by Tenant for the balance of the Term shall equal Four Hundred Dollars ($400.00), with interest at the Interest Rate, until Tenant has paid to Landlord a total aggregate amount of Three Thousand Dollars ($3,000.00), together with interest at the Interest Rate, towards such amortized costs (i.e., Twenty Thousand Dollars ($20,000.00) multiplied by (Twenty-Five (25) Months divided by Fifty (50) Months), multiplied by Tenant's Building Share).

               It is the express intent of the parties that except as specifically-set forth in this Paragraph 17.A, Landlord shall have no obligation whatsoever to incur any costs or expenses whatsoever with respect to the repair, operation, and maintenance of the Building, and that Tenant shall be responsible for all costs and expenses arising from the repair, operation, and maintenance of the Building except those costs and expenses specifically described in this Paragraph 17.A.

               B. Tenant's Obligations. Tenant shall at all times and at its sole cost and expense clean, keep and maintain in good order, condition and repair (and replace, if necessary) every part of the Premises which is not within Landlord's obligation pursuant to Paragraph 17.A. Tenant's repair and maintenance obligations shall include without limitation all exposed plumbing and electrical facilities within the Premises, fixtures, interior walls and ceiling, floors, windows, window frames, doors, entrances, plate glass, showcases, skylights, all lighting fixtures, lamps, fans and any exhaust equipment and systems, all mechanical systems (but not the

HVAC system), any automatic fire extinguisher equipment within the Building, all security systems and alarms, all electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Building or the Premises. Tenant shall also be responsible for all pest control within the Premises.

               C. Conditions Applicable to Repairs. All repairs, replacements and reconstruction made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (i) at Tenant's sole cost and expense, in a good and workmanlike manner and at such time and in such manner as Landlord may reasonably designate, (ii) by contractors approved in advance by Landlord, (iii) so that the repairs, replacements or reconstruction shall be at least equal in quality, value and utility to the original work or installation,
(iv) in accordance with such reasonable requirements as Landlord may impose with respect to insurance and bonds to be obtained by Tenant in connection with the proposed work, and (v) in accordance with any rules and regulations for the Building as may be adopted by Landlord from time to time and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises.

               D. Landlord's Rights. If Tenant fails to perform Tenant's obligations under Paragraph 17.B, Landlord may in its sole discretion give Tenant notice of such work as is reasonably required to fulfill such obligations. If Tenant fails to commence the work within thirty (30) days after receipt of such notice and diligently prosecute the work to completion, then Landlord shall have the right (but not the obligation) to do such acts or expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant to Landlord promptly after demand with interest at the Interest Rate. Landlord shall have no liability to Tenant for any damage to, or interference with Tenant's use of, the Premises, or inconvenience to Tenant as a result of performing any such work.

               E. Compliance with Governmental Regulations. Tenant shall, at its sole cost and expense, comply with, including the making by Tenant of any Alteration to the Premises, all present and future regulations, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from Tenant's use or occupancy of, or applicable to, the Premises, or in connection with Tenant's enjoyment of the Premises, or the construction and use of the Tenant Improvements or any Alterations to the Premises made by or on behalf of Tenant. Notwithstanding the foregoing, Landlord, and not Tenant, shall be obligated to make any Alterations to the structural parts of the Building maintained by Landlord pursuant to Paragraph 17.A that are required to comply with any present and future regulations, rules, laws, ordinances, and governmental requirements unless such Alterations to the structural parts of the Building are required solely as a result of any other Alterations to the Building made by Tenant during the Term of this Lease, in which case Tenant shall reimburse Landlord for the cost of any such Alterations to the structural parts of the Building that are required to comply with regulations, rules, laws, ordinances and governmental requirements.

        18. Liens.

               Tenant shall keep the Building and the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby agrees to indemnify, defend, protect and hold Landlord and Landlord's Agents harmless from and against any and all loss, claim, damage, liability, cost and expense, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or any such other notice(s) as Landlord may deem appropriate. If Tenant fails to so remove any such lien within the prescribed ten 10-day period, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amounts upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees with interest thereon at the Interest Rate.

        19. Landlord's Right to Enter the Premises.

               Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices, and real estate "For Sale" signs, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eighty
(180) days prior to the expiration of the Term, to place upon the Building ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business.

        20. Signs.

               Subject to Tenant obtaining all necessary approvals from the City of Redwood City and subject to Landlord's review and approval of plans and specifications for any proposed signage, which approval may be withheld in Landlord's reasonable discretion, Tenant shall have the right to install identification signage with its corporate name and logo on the exterior of the Building near the entrance to the Premises, so long as such signage complies with Landlord's Project sign program. Landlord shall not construct any wing-wall at the end of the Building at which the entrance to the Premises is located. Tenant shall have no right to maintain any Tenant identification sign in any other location in, on or about the Building or the Premises and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. Any changes to the size, design, color or other physical aspects of Tenant's identification sign(s) shall be subject to the Landlord's prior written approval, which shall not be unreasonably withheld, and any appropriate municipal or other governmental approvals. The cost of Tenant's sign(s) and their installation, maintenance and removal shall be Tenant's sole cost and expense. If Tenant fails to maintain its sign(s), or, if Tenant fails to remove its sign(s) upon termination of this Lease, Landlord may do so at Tenant's expense and the amounts expended by Landlord in doing so shall be payable by Tenant to Landlord as Additional Rent within ten (10) days after Landlord has delivered written notice to Tenant demanding payment of such amount.

          21. Insurance.

               A. Indemnification.

                      (i) Tenant hereby agrees to defend, indemnify, protect and hold harmless Landlord and Landlord's Agents from and against any and all damage, loss, cost, claim, liability or expense including reasonable attorneys, fees and legal costs, suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any part thereof and adjacent areas by Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises by Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents. Tenant agrees that the obligations assumed herein shall survive this Lease. Tenant's obligations under this Paragraph 21.A.(i) are subject to the following conditions: (i) Tenant is promptly notified in writing of any such claim(s); (ii) Tenant shall have the right to control the defense of such claim(s) and any settlement negotiations, provided, however, that no action may be taken by Tenant which may materially and adversely affect Landlord's rights or obligations without Landlord's consent; and (iii) Landlord shall cooperate with Tenant in the defense and/or settlement of such claim(s). Notwithstanding the foregoing, Landlord shall have the right, in its sole discretion, but without being required to do so, to defend, adjust, settle or compromise any claim, obligation, debt, demand, suit or judgment against Landlord arising out of or in connection with the matters covered by the foregoing indemnity and, in such event, Tenant shall reimburse Landlord for all reasonable charges and expenses incurred by Landlord in connection therewith, including reasonable attorneys, fees; provided, however, that Landlord shall not undertake any unilateral action or settlement so long as Tenant or an insurance company, at its or their sole expense, is contesting in good faith, diligently and with continuity such claim, action, obligation, demand or suit, and so long as such claim, action, obligation, demand or suit does not have or threaten to have a material adverse impact on Landlord's assets, reputation or business affairs.

                      (ii) Landlord hereby agrees to defend, indemnify, protect and hold harmless Tenant from and against any and all damage, loss, cost, claim, liability or expense,. including reasonable attorneys, fees and legal costs, suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the acts or omissions of Landlord, Landlord's Agents, or any contractors brought onto the Premises by Landlord, except to the extent caused by the gross negligence or willful misconduct of Tenant, its agents, employees or contractors. Landlord agrees that the obligations assumed herein shall survive this Lease. Landlord's obligations under this Paragraph 21.A.(ii) are subject to the following conditions: (i) Landlord is promptly notified in writing of any such claim(s);
(ii) Landlord shall have the right to control the defense of such claim(s) and any settlement negotiations, provided, however, that no action may be taken by Landlord which may materially and adversely affect Tenant's rights or obligations without Tenant's consent; and (iii) Tenant shall cooperate with Landlord in the defense and/or settlement of such claim(s). Notwithstanding the foregoing, Tenant shall have the right, in its sole discretion, but without being required to do so, to defend, adjust, settle or compromise any claim, obligation, debt, demand, suit or judgment against Tenant arising out of or in connection with the matters covered by the foregoing indemnity and, in such event, Landlord shall reimburse Tenant for all reasonable charges and expenses incurred by Tenant in connection therewith, including reasonable attorneys' fees; provided, however, that Tenant shall not undertake any unilateral action or settlement so long as Landlord or an insurance company, at its or their sole expense, is contesting in good faith, diligently and with continuity such claim, action, obligation, demand or suit, and so long as such claim, action, obligation, demand or suit does not have or threaten to have a material adverse impact on Tenant's assets, reputation or business affairs.

               B. Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the Term, at its sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

                      (i) Commercial general liability insurance in an amount not less than Three Million and 00/100ths Dollars ($3,000,000.00) combined single limit for both bodily injury and property damage which includes blanket contractual liability broad form property damage, personal injury, completed operations, and products liability, which policy shall name Landlord and Landlord's Agents as additional insureds and shall contain a provision that "the insurance provided Landlord hereunder shall be primary and non-contributing with any other insurance available to Landlord with respect to any damage, loss, liability or expense covered by Tenant's indemnity obligations under Paragraph 21.A.(i) of the Lease."

                      (ii) Causes of loss-special form property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair and replacement of such items so insured. Landlord shall have no interest in the insurance proceeds on Tenant's Personal Property. Notwithstanding the foregoing, Tenant shall have the right, at its election, to self-insure with respect to any loss or damage to Tenant's Personal Property.

                      (iii) Boiler and machinery insurance, including steam pipes, pressure pipes, condensation return pipes and other pressure vessels and HVAC equipment, including miscellaneous electrical apparatus, in an amount satisfactory to Landlord.

                      (iv) Workers compensation insurance in the manner and to the extent required by applicable law and with limits of liability not less than the minimum required under applicable law, covering all employees of Tenant having any duties or responsibilities in or about the Premises.

               C. Premises Insurance. During the Term Landlord shall maintain causes of loss-special form property insurance (including inflation endorsement, sprinkler leakage endorsement, and, at Landlord's option, earthquake and flood coverage) on the Building, excluding coverage of all Tenant's Personal Property located on or in the Premises, but including the Tenant Improvements. Such insurance shall also include insurance against loss of rents, including, at Landlord's option, coverage for earthquake and flood, in' an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and Landlord's Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). Tenant shall reimburse Landlord monthly, as Additional Rent, for Tenant's Building Share of one-twelfth (12th) of the annual cost of such insurance on the first day of each calendar month of the Term, prorated for any partial month, or on such other periodic basis as Landlord shall elect. If the insurance premiums are increased after the Commencement Date for any reason, including without limitation due to an increase in the value of the Building or its replacement cost, or due to Tenant's use of the Premises or any improvements installed by Tenant, Tenant shall pay for Tenant's Building Share of such increase within ten (10) days of notice of such increase. Landlord may, in its sole discretion, maintain the insurance coverage described in this Paragraph 21.C as part of an umbrella insurance policy covering other properties owned by Landlord.

               D. Increased Coverage. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such reasonable increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection; provided, however, that Tenant shall not be required under this Paragraph 21.D to increase the amount of its existing insurance more frequently than once during each calendar year, and shall not be required under this Paragraph 21.D to provide additional insurance coverage more frequently than once during each calendar year.

               E. Failure to Maintain. If Tenant fails to maintain any insurance coverage that Tenant is required to maintain under this Paragraph 21, and Landlord incurs any liability to its insurance carrier arising out of Tenant's failure to so maintain such insurance coverage, then any and all loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon its receipt of a bill therefor and evidence of such loss. Nothing contained in this Paragraph 21.E shall be deemed to limit or affect any other remedies or rights available to Landlord under this Lease that arise from Tenant's failure to so maintain such insurance coverage.

               F. Insurance Requirements. All insurance shall be in a form satisfactory to Landlord and shall be carried in companies that have a general policy holder's rating of not less than "All and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; and shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premiums thereon shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance it is required to maintain under this Paragraph 21, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord therefor. Such reimbursement shall include all costs incurred by Landlord in obtaining such insurance including Landlord's reasonable attorneys, fees, with interest thereon at the Interest Rate.

               G. Landlord's Disclaimer. Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other cause whatsoever, including loss or reduction in utilities, except to the extent caused by the gross negligence or willful misconduct of Landlord. Landlord and Landlord's Agents shall not be liable for any latent defect in the Premises; provided, however, that notwithstanding the foregoing, Landlord warrants to Tenant that the Improvements shall be free from defects for the first twelve (12) months of the Term. Tenant shall give prompt written notice to Landlord in case of a casualty or accident occurring, or any repair needed, in the Premises.

        22. Waiver of Subrogation.

               Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss or damage occasioned by such waiving party to its property or the property of others under its control, to the extent that such loss or damage would be covered by any causes of loss-special form policy of insurance or its equivalent. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

        23. Damage or Destruction.

               A. Landlord's Obligation to Rebuild. If all or any part of the Building is damaged or destroyed, Landlord shall promptly and diligently repair the same unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

               B. Right to Terminate. Landlord shall have the right to terminate this Lease in the event any of the following events occur:

                      (i) Insurance proceeds from the insurance Landlord is required to carry pursuant to Paragraph 21.C are not available to pay one hundred percent (100%) of the cost of such repair, excluding the deductible for which Tenant shall be responsible;

                      (ii) The Building cannot, with reasonable diligence, be fully repaired by Landlord within one hundred eighty (180) days after the date of the damage or destruction; or

                      (iii) The Building cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, Hazardous Materials and other similar dangers.

               If Landlord elects to terminate this Lease, Landlord may give Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice and both Landlord and Tenant shall be released of all further liability under this Lease (except to the extent any provision of this Lease expressly survives termination). If Landlord elects not to terminate the Lease, subject to Tenant's termination right set forth below, Landlord shall promptly commence the process of obtaining necessary permits and approvals and repair of the Building as soon as practicable, and this Lease will continue in full force and affect. All insurance proceeds from insurance under Paragraph 21, excluding proceeds for Tenant's Personal Property, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductibles payable in connection with any insured casualties, unless the casualty was caused by the sole negligence or willful misconduct of Landlord.

               Tenant shall have the right to terminate this Lease if the Building cannot, with reasonable diligence, be fully repaired within two hundred seventy (270) days from the date of damage or destruction. The determination of the estimated repair periods in this Paragraph 23 shall be made by an independent, licensed contractor or engineer within thirty (30) days after such damage or destruction. Landlord shall deliver written notice of the repair period to Tenant after such determination has been made and Tenant shall exercise its right to terminate this Lease, if at all, within ten (10) days of receipt of such notice from Landlord. Upon such termination both Landlord and Tenant shall be released of all further liability under this Lease (except to the extent any provision of this Lease expressly survives termination).

               C. Limited Obligation to Repair. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Building and the Tenant Improvements and shall not include any Alterations made by Tenant.

               D. Abatement of Rent. Rent shall be temporarily abated proportionately, during any period when, by reason of such damage or destruction there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement of Rent shall be proportional to the extent of such interference with Tenant's use of the Premises reasonably attributable to such damage or destruction (with the extent of such interference to be reasonably determined by the mutual agreement of Landlord and Tenant), and shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to perform. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

               E. Damage Near End of Term. Anything herein to the contrary notwithstanding, if the Building is destroyed or materially damaged during the last twelve (12) months of the Term, then either Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage, by delivery of written notice to the other party and, in such event, upon such termination both Landlord and Tenant shall be released of all further liability under this Lease (except to the extent any provision of this Lease expressly survives termination). If neither Landlord nor Tenant elects to terminate this Lease, the repair of such damage shall be governed by Paragraphs 23.A and 23.B.

        24. Condemnation.

               If title to all of the Premises is taken for any public or quasi-public use under any statute or by right of eminent domain, or so much thereof is so taken so that reconstruction of the Premises will not, in Landlord's sole discretion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or part thereof is taken, and upon such termination both Landlord and Tenant shall be released of all further liability under this Lease (except to the extent any provision of this Lease expressly survives termination). A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Paragraph 24.

               If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken, and upon such termination both Landlord and Tenant shall be released of all further liability under this Lease with respect to that portion of the Premises that is taken (except to the extent any provision of this Lease expressly survives termination). The Rent and other sums payable hereunder shall be reduced in the same proportion that Tenant's use and occupancy of the Premises is reduced. If any portion of the Common Area is taken, Tenant's Rent shall be reduced only if such taking materially interferes with Tenant's use of the Common Area and then only to the extent that the fair market rental value of the Premises is diminished by such partial taking. If the parties disagree as to the amount of Rent reduction, the matter shall be resolved by arbitration and such arbitration shall comply with and be governed by the California Arbitration Act, Sections 1280 through 1294.2 of the California Code of Civil Procedure. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

               All compensation or damages awarded or paid for any taking hereunder shall belong to and be the property of Landlord, whether such compensation or damages are awarded or paid as compensation for diminution in value of the leasehold, the fee or otherwise, except that Tenant shall be entitled to any award allowed to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, for its moving costs, or for the loss of its good will. Except for the foregoing allocation, no award for any partial or entire taking of the Premises shall be apportioned between Landlord and Tenant, and Tenant assigns to Landlord its interest in the balance of any award which may be made for the taking or condemnation of the Premises, together with any and all rights of Tenant arising in or to the same or any part thereof.

        25. Assignment and Subletting.

               A. Landlord's Consent. Tenant shall not enter into a Sublet without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant, as such terms, conditions and covenants apply to the Sublet premises. Notwithstanding anything contained herein, Tenant shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing.

               B. Tenant's Notice. If Tenant desires at any time to Sublet all or any portion of the Premises, Tenant shall first notify Landlord in writing of its desire to do so. Within thirty (30) days after Landlord's receipt of Tenant's notice, Landlord may elect to terminate this Lease with respect to that portion of the Premises that Tenant proposes to Sublet; provided, however, that Landlord shall not have the right to terminate the Lease under this Paragraph 25B during the first two (2) years of the Term. In such event, Landlord and Tenant shall negotiate in good faith the effective date of such termination and Tenant shall be released of all further liability under this Lease with respect to the portion of the Premises for which this Lease is terminated (except to the extent any provision of this Lease expressly survives termination).

               C. Information to be Furnished. If Landlord elects not to terminate this Lease with respect to the portion of the Premises that Tenant desires to Sublet, then Tenant shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed form of Sublet agreement containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

               D. Landlord's Alternatives. At any time within ten (10) days after Landlord's receipt of the information specified in Paragraph 25.D., Landlord may, by written notice to Tenant, elect: (i) to consent to the Sublet by Tenant; or (ii) to refuse its consent to the Sublet. If Landlord consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or applicable portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord, subject, however, at Landlord's election, to the condition that fifty percent (50%) of any excess of the Subrent over the Rent required to be paid by Tenant under this Lease (or, if only a portion of the Premises is Sublet, the pro rata share of the Rent attributable to the portion of the Premises being Sublet) less reasonable attorneys' fees and leasing commissions paid by Tenant on the Sublet, shall be paid to Landlord.

               E. Proration. If a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

               F. Parameters of Landlord's Consent. Landlord shall have the right to base its consent to any Sublet hereunder upon such factors and considerations as Landlord reasonably deems relevant or material to the proposed Sublet and the best interest of the Project's operations. Without limiting the generality of the foregoing, Tenant acknowledges that it shall be reasonable for Landlord to withhold its consent to any Sublet hereunder if Tenant has not demonstrated that: (i) the proposed Subtenant is financially responsible, with sufficient net worth and net current assets, properly and successfully to operate its business in the Premises and meet the financial and other obligations of this Lease; (ii) the proposed Subtenant possesses sound and good business judgment, reputation and experience, and proven management skills in the operation of a business or businesses substantially similar to the uses permitted in the Premises under Paragraph 11.A; and (iii) the use of the Premises proposed by such Subtenant conforms to the permitted uses specified under Paragraph 11.A, and involves either no Hazardous Use or only such Hazardous Use as shall be acceptable to Landlord in its sole discretion.

               G. Permitted Transfers. Notwithstanding the provisions of Paragraph 25.A above, Tenant shall have the right to assign its entire interest under this Lease, and Landlord shall not withhold its consent thereto (provided that all of the conditions set forth in clauses (A) and

(B) below shall be met), if such assignment is one of the following "Permitted Transfers": (i) an assignment to a corporation that is controlled by, controls, or is under common control with Tenant; or (ii) an assignment in connection with the non-bankruptcy reorganization or merger of the corporate entity constituting the Tenant under this Lease, where either (x) the shareholders of the Tenant originally named in this Lease control (i.e., own fifty-one percent (51%) or more of the voting stock of) the reorganized or surviving entity, or (y) as of the effective date of such assignment, the reorganized or surviving entity has a net worth equal to or greater than the net worth the Tenant originally named under this Lease had as of the date of this Lease, and the reorganized or surviving entity devotes all or a substantial portion of its business to activities involving the Internet, computer hardware, computer software, media or entertainment. However, the foregoing Permitted Transfers shall be exempt from the requirement of Landlord's consent only if all of the following conditions shall be met: (A) there shall be no change in the use or operation of the Premises; and (B) Tenant shall have provided to Landlord all information to allow Landlord to determine, and Landlord shall have determined, that the proposed transfer is a Permitted Transfer which is exempt from the requirement of Landlord's consent. No transfer of the type described in this Paragraph 25.G, or any other transfer, shall release Tenant of its obligations under this Lease.

        26. Default.

               A. Tenant's Default. A default under this Lease by Tenant shall exist if any of the following occurs:

                      (i) If Tenant fails to pay when due any Rent or any other sum required to be paid hereunder within three (3) days from the date of Landlord's written notice to Tenant (which notice shall constitute the notice required under California Code of Civil Procedure Section 1161) that such Rent or other sum is due, including, without limitation, any Excess Costs payable by Tenant under Exhibit C; or

                      (ii) If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such 30-day period; provided, however, that where such failure could not reasonably be cured within the 30-day period, that Tenant shall not be in default if it commences such performance within the 30-day period and diligently thereafter prosecutes the same to completion; or

                      (iii) If Tenant assigns its assets for the benefit of its creditors; or

                      (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such Tenant's Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                      (v) If Tenant vacates or abandons the Premises; or

                      (vi) If a court makes or enters any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of sixty (60) days; or

                      (vii) If, at any time that Landlord is also the owner of the premises leased by Tenant under the Building 1 Lease and/or the Building 2 Lease, Tenant is in default under the Building 1 Lease and/or the Building 2 Lease, as applicable, beyond any applicable notice and cure period.

               B. Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                      (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

                      (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice .to that-effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice of termination to Tenant shall terminate this Lease. Neither acts of maintenance, nor efforts to relet the Premises, nor the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store the same at Tenant's sole cost and expense and to recover from Tenant as damages:

                             (a) The worth at the time of award of the unpaid
Rent and other sums due and payable which had been earned at the time of termination; plus

                             (b) The worth at the time of award of the amount by
which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                             (c) The worth at the time of award of the amount by
which the unpaid rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                             (d) Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                             (e) At Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

               The "worth at the time of award" of the amounts referred to in Paragraphs 26.B.(ii)(a) and 26.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 26.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                      (iii) Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises, so long as Landlord gives Tenant advance written notice of its intent to so re-enter the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No reentry or taking possession of the Premises by Landlord pursuant to this Paragraph 26.B.(iii) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

               C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if--the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such 30-day period and thereafter diligently prosecute the same to completion.

        27. Subordination.

               This Lease is or may become subject and subordinate to underlying leases, mortgages and deeds of trust (collectively, "Encumbrances") which may now affect the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance (collectively,

"Holder") shall require that this Lease be prior and superior thereto, within fifteen (15) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within fifteen (15) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance, including without limitation a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit F. If Tenant fails to do so, it shall be deemed that this Lease is subordinated to such Encumbrance.

             Notwithstanding anything to the contrary set forth in this Paragraph 27, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

        28. Notices.

             Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by certified mail, facsimile, or overnight courier service. All notices or demands under this Lease shall be deemed given, received, made or communicated on the date personal delivery is effected; or, if sent by certified mail, on the delivery date or attempted delivery date shown on the return receipt; or, if sent by facsimile, on the date sent by the sender; or, if sent by overnight courier service, on the delivery date or attempted delivery date shown on such service's records. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this Paragraph 28.

        29. Attorneys' Fees.

               If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought-for that purpose, reasonable attorneys' fees and costs, including without limitation any and all costs and expenses arising from (i) collection efforts, (ii) any appellate proceedings, and (iii) any bankruptcy, insolvency or arbitration proceedings.

        30. Estoppel Certificates.

               Tenant shall within fifteen (15) days following written request by Landlord:


                      (i) Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord, and
(d) stating such other matters as may be reasonably requested by Landlord. Tenant's failure to deliver an estoppel certificate within fifteen (15) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance, and (c) that no Rent has been paid in advance.

               If Tenant fails to so deliver a requested estoppel certificate within the prescribed time it shall be conclusively presumed that this Lease is unmodified and in full force and effect except as represented by Landlord.

                      (ii) Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statement's year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

        31. Transfer of the Premises by Landlord.

               In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby-entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease arising from events occurring after the date of such conveyance and assignment, and Tenant agrees to attorn to such transferee provided such transferee assumes Landlord's obligations under this Lease.

        32. Landlord's Right to Perform Tenant's Covenants.

               If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, and such failure shall continue after the expiration of any applicable grace or cure periods provided in this Lease, Landlord may, but shall not be obligated to (and without waiving or releasing Tenant from any obligation of Tenant under this Lease), make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest, expenses and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

        33. Tenant's Remedy.

               If, as a consequence of a default by Landlord under this Lease, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only against the right, title and interest of Landlord in the Building, and neither Landlord nor Landlord's Agents shall be liable for any deficiency.

        34. Mortgagee Protection.

               If Landlord defaults under this Lease, Tenant shall give written notice of such default to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises, so long as Tenant has received notice of the existence of such beneficiary or mortgagee, and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

        35. Brokers.

               Landlord and Tenant acknowledge and agree that they have each utilized the services of real estate brokers (with BT Commercial representing Landlord and Cornish and Carey representing Tenant) with respect to the transactions between Landlord and Tenant that are represented by this Lease. Landlord shall pay commissions to such brokers pursuant to separate agreements. Tenant warrants and represents that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease.

        36. Acceptance.

               This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Neither party shall record this Lease nor a short form memorandum thereof.

        37. Parking.

               Tenant shall have the non-exclusive right, in common with any other tenants or occupants of the Project, to use up to 3.3 unassigned parking spaces per each one thousand (1,000) square feet of Rentable Area in the Premises, upon terms and conditions as may from time to time be reasonably established by Landlord. Should parking charges or surcharges of any kind be imposed on the parking facilities by a governmental agency, Tenant shall reimburse Landlord for such charges and/or surcharges or, if possible, shall pay such charges and/or surcharges directly to the governmental agency and, in such event, Tenant shall provide Landlord with proof that such charges and/or surcharges have been paid by Tenant.

        38. General.

               A. Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

               B. Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

               C. Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

               D. Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

               E. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

               F. Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

               G. Binding Effect. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

               H. Waiver. The waiver by Landlord of any breach of any term, condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

               I. Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

               J. Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease.

               K. Exhibits. All exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

               L. Lease Summary. The Lease Summary attached to this Lease is intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

               M. Nondisturbance. Within thirty (30) business days after this Lease has been fully executed by Landlord and Tenant, Landlord shall provide Tenant with a non-disturbance and attornment agreement in form reasonably acceptable to Tenant executed by Landlord's lender.

               N. Consent. Unless otherwise provided in this Lease, whenever Landlord's approval, consent or satisfaction (collectively, an "approval") is required pursuant to this Lease or an Exhibit hereto, such approval may be withheld in Landlord's sole and absolute discretion.

               THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

                                       TENANT:

                                       EXCITE, INC.,
                                       a California corporation

                                       By: /s/ Robert C. Hood
                                           -------------------------------------
                                       Its:    EVP-CFO
                                           -------------------------------------

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       Dated:  5/14/98
                                             -----------------------------------

                                       LANDLORD:


                                       MARTIN/CAMPUS ASSOCIATES NO. 7, L.P.,
                                       a Delaware limited partnership

                                       By:  Martin/Redwood Partners, L.P.,
                                            a California limited partnership
                                            Its General Partner

                                            By: TMG Redwood LLC,
                                                a California limited liability
                                                  company
                                                Its General Partner
                                                By: The Martin Group of
                                                      Companies, Inc.
                                                    a California corporation
                                                    Its General Partner

                                                    By: /s/ Kathy Greenwold
                                                       -------------------------
                                                    Its: Vice President
                                                        ------------------------
                                                    Dated: 5/19/98
                                                          ----------------------

                                    EXHIBIT A

                                    EXHIBIT B

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

THIS WORK LETTER ("Agreement") is made and entered into by and between Landlord and Tenant as of the date of the Lease. This Agreement shall be deemed a part of the Lease to which it is attached. Capitalized terms which are used herein and defined in the Lease shall have the meanings given in the Lease.

        l. General.

               1.1. Capital Improvements. At Landlord's sole cost and expense, Landlord shall construct the Building (which shall be a two story, steel framed building with glass-curtain wall construction)and the surrounding site improvements and shall deliver the Premises in -shell" condition, which shall include construction or installation of the following (collectively, the "Capital Improvements"):

        o Building/Site Improvements. The slab, walls, roof-system, all exterior glazing, entry doors, parking lot (including all striping and ADA required signage), landscaping, sidewalks and exterior lighting as required by the City of Redwood City.

        o Electrical/Telephone. Power to the main transformer which shall be located in the parking lot (PG&E's point of service will be at the transformer) with conduits into the Building with pull-wires; and telephone conduits to the Building with pull-wires. Electrical capacity shall be 2,000 amps at 277/480 volts, three phase, four wire. The electrical panel, meters and all electrical distribution shall be part of the Tenant Improvements (as defined below). The connection from PG&E's point of service to the electrical room shall also be part of the Tenant Improvements.

        o Stairs. Three sets of unfinished building stairs, excluding walls and finishes.

        o Sprinklers. A base building sprinkler system consisting of one riser, mains, laterals and upright sprinkler heads at the underside of the roof and underside of the second floor and dropped heads at the exterior soffit. The system will be designed for Ordinary Hazard (0.17 gpm/sf/3000 sf). All interior drops required for Tenant's use and occupancy,, or any requirement for sprinkler coverage in excess of Ordinary Hazard as described above, shall be part of the Tenant Improvements.

        o Floors. Smooth and level concrete floors in accordance with industry standards. The first floor shall be concrete slab on grade and the second floor shall be concrete on metal deck.

        o Elevator. An elevator-pit, but no elevator, in a location near the main entry.

        o Water. Main domestic water and sewer service plumbing, which shall be roughed into the Building.

               1.2. Tenant Improvements. Landlord shall cause Contractor (as defined below) to perform all other improvements within the Building (including mechanical systems, roof screen, if required, restroom cores and lobby) and all initial leasehold improvements, in accordance with the approved Final Plans and as otherwise may be required to comply with applicable law (collectively, the "Tenant Improvements"). The parties acknowledge and agree that the Capital Improvements and the Tenant Improvements constitute all of the work required to enable Tenant to occupy, and operate its business in, the Premises.

               1.3. Tenant Improvement Costs. The cost of performing the Tenant Improvements, including without limitation the costs described in Paragraph 6 below (collectively, the "Tenant Improvement Costs") shall be paid in the manner set forth in Paragraph 5 below.

        2. Approval of Plans for Tenant Improvements.

               2.1. Architect; Tenant's Duty to Specify. Tenant shall select an architect ("Architect") for the design and preparation of plans for the Tenant Improvements. Tenant shall retain Architect's administrative services throughout the performance of the Tenant Improvements.

        2.2. Submittal of Plans.

                      2.2.1. Preliminary Plans. Tenant shall cause Architect to deliver preliminary plans (the "Preliminary Plans") for the Tenant Improvements to be performed at the Premises to Landlord after the execution of this Lease. Within five (5) days after Landlord's receipt of the Preliminary Plans, Landlord shall either approve or disapprove the Preliminary Plans. If Landlord disapproves the Preliminary Plans, then Landlord shall state in reasonable detail the changes which Landlord requires to be made thereto. Tenant shall submit to Landlord revised Preliminary Plans within five (5) days after Tenant's receipt of Landlord's disapproval notice. Following Landlord's receipt of the revised Preliminary Plans from Tenant, Landlord shall have the right to review and approve the revised Preliminary Plans pursuant to this Paragraph 2.2.1. Landlord shall give Tenant written notice of its approval or disapproval of the revised Preliminary Plans within five (5) days after the date of Landlord's receipt thereof. If Landlord disapproves the revised Preliminary Plans, then Landlord and Tenant shall continue to follow the procedures set forth in this Paragraph 2.2.1 until either (x) Landlord and Tenant approve the Preliminary Plans in accordance with this Paragraph 2.2.1, or (y) the date that is thirty (
30) days after submittal of the initial Preliminary Plans, whichever shall first occur. If Landlord and Tenant do not mutually agree upon the Preliminary Plans within thirty (30) days after the execution of the Lease, then Landlord may in its sole discretion terminate the Lease upon written notice to Tenant. If Landlord neither approves nor disapproves the Preliminary Plans or the revised Preliminary Plans within the applicable time periods provided above, Landlord shall be deemed to have disapproved such Preliminary Plans as submitted.

               2.2.2. Preliminary Budget. Landlord has retained Devcon Construction ("Contractor") as the general contractor for the construction of the Tenant Improvements. Within twelve (12) days after approval by Landlord and Tenant of the Preliminary Plans,

Contractor shall prepare a preliminary budget for the Tenant Improvements based upon the approved Preliminary Plans, which Contractor shall submit to Tenant for its review and approval. Within three (3) days after Tenant's receipt of the preliminary budget, Tenant shall either approve or disapprove the preliminary budget. If Tenant rejects such preliminary budget, Tenant may in its sole discretion elect to require Architect to revise the Preliminary Plans to reduce the cost of the Tenant Improvements. It Tenant makes such election, then Tenant shall again follow the procedures set forth in Paragraph 2.2.1 and this Paragraph 2.2.2 with respect to the approval of the Preliminary Plans and to the submission and approval of the preliminary budget from Contractor. If Tenant does not approve the preliminary budget for the Tenant Improvements within thirty (30) days after Contractor's submittal of the initial preliminary budget, then Landlord may in its sole discretion terminate the Lease upon written notice to Tenant.

               2.2.3. Final Plans. Within twelve (12) days after approval by Tenant of the preliminary budget for the Tenant Improvements, Tenant shall cause Architect to commence preparing complete plans, specifications and working drawings which incorporate and are consistent with the approved Preliminary Plans and preliminary budget, and which show in detail the intended design, construction and finishing of all portions of the Tenant Improvements described in the Preliminary Plans (collectively, the "Final Plans"). Tenant shall cause Architect to deliver the Final Plans to Landlord, for Landlord's review and approval. Within five (5) days after Landlord's receipt of the Final Plans, Landlord shall either approve or disapprove the Final Plans. If Landlord disapproves the Final Plans, then Landlord shall state in reasonable detail the changes which Landlord requires to be made thereto. Tenant shall submit to Landlord revised Final Plans within five (5) days after Tenant's receipt of Landlord's disapproval notice. Following Landlord's receipt of the revised Final Plans from Tenant, Landlord shall have the right to review and approve the revised Final Plans pursuant to this Paragraph 2.2.3. Landlord shall give Tenant written notice of its approval or disapproval of the revised Final Plans within five (5) days after the date of Landlord's receipt thereof. If Landlord disapproves the revised Final Plans, then Landlord and Tenant shall continue to follow the procedures set forth in this Paragraph 2.2.3 until either (x) Landlord and Tenant approve such Final Plans in accordance with this Paragraph 2.2.3, or (y) the date that is thirty (30) days after submittal of the initial Final Plans, whichever shall first occur. If Landlord and Tenant do not mutually agree upon the Final Plans on or before such date, then Landlord may in its sole discretion terminate this Lease upon written notice to Tenant. If Landlord neither approves nor disapproves the Final Plans within the applicable time periods provided above, Landlord shall be deemed to have disapproved the Final Plans as submitted.

        3. Construction Budget. Upon approval by Landlord and Tenant of the Final Plans, Landlord shall instruct Contractor to obtain competitive bids for the Tenant Improvements from at least three (3) qualified subcontractors for each of the major subtrades (excluding the mechanical, electrical and fire sprinkler trades, which shall be on a design/build basis) and to submit the same to Tenant for its review and approval. Upon selection of the subcontractors and approval of the bids, Contractor shall prepare a cost estimate for the Tenant Improvements described in such Final Plans, based upon the bids submitted by the subcontractors selected. Contractor shall submit such cost estimate to Tenant for its review and approval, and to Landlord for its information. Tenant may approve or reject such cost estimate in its reasonable-sole discretion. If Tenant rejects such cost estimate, Landlord may in its sole discretion elect by written notice to Tenant within five (5) days of Landlord's receipt of Tenant's written rejection notice, to either (i) resolicit bids based on such Final Plans, in accordance with the procedures specified above, or (ii) terminate the Lease upon written notice to Tenant. Following any resolicitation of bids by Landlord pursuant to this Paragraph 3, Landlord and Tenant shall again follow the procedures set forth in this Paragraph 3 with respect to the submission and approval of the cost estimate from Contractor.

        4. Landlord to Construct. Landlord shall cause Contractor to construct the Tenant Improvements in a good and workmanlike manner, in accordance with the approved Final Plans and in compliance with all applicable laws. Architect shall be responsible for obtaining all necessary building permits and approvals and other authorizations from governmental agencies required in connection with the Tenant Improvements. The cost of all such permits and approvals, including inspection and other building fees required to obtain the permits for the Tenant Improvements, shall be included as part of the Tenant Improvement Costs. Tenant shall have the benefit of any warranties provided by Contractor, the subcontractors and suppliers in connection with the Tenant Improvements.

        5. Payment for Tenant Improvements. The Tenant Improvement Costs shall be paid as follows:

               5.1. Tenant Improvement Allowance. Landlord shall provide funds, to be used for the payment of Tenant Improvement Costs, in an amount not to exceed Sixteen and 00/100 Dollars per square foot of Rentable Area (the "Tenant Improvement Allowance"). Tenant shall pay all of the Tenant Improvement Costs in excess of the Tenant Improvement Allowance (the "Excess Costs") in accordance with Paragraph 5.2.

               5.2. Set-Aside Funds. Within five (5) days after Tenant has approved the cost estimate for the Tenant Improvements pursuant to Paragraph 3 above, Tenant shall deposit into a separate account with any financial institution designated by Landlord, subject to restrictions in favor of such financial institution, an amount (the "Set-Aside Funds") equal to the Excess Costs, based on the assumption that the Tenant Improvement Costs shall equal such cost estimate. Landlord shall instruct such financial institution to hold the Set-Aside Funds in a separate interest-bearing account with interest to accrue for Tenant's account, and shall utilize the Set-Aside Funds to pay for the Tenant Improvement Costs in the manner set forth in this Paragraph 5.

               5.3. Payment. As and when any Excess Costs become due and payable, Landlord shall request such financial institution to utilize the remaining Set-Aside Funds to pay such amounts; provided, however, that if at any time there are insufficient Set-Aside Funds to pay any amount of the Excess Costs, Tenant shall pay any and all such Excess Costs to Landlord within ten
(10) days after the date of Tenant's receipt of Landlord's written request therefor. Any failure by Tenant to pay any Excess Costs as and when required under this Agreement shall constitute a default by Tenant under the Lease.

               5.4 Penalties. To the extent that any contractor or subcontractor working on the Tenant Improvements imposes upon Landlord any penalty or late charge due to Tenant's failure to pay to Landlord any amount due under this Paragraph 5 as and when such amount is due, Tenant shall be solely responsible for paying such penalty or late charge; provided, however, that if Tenant disputes the imposition of such penalty or late charge, Tenant shall not be required to pay the penalty or late charge until the dispute has been settled or otherwise resolved; provided further, that if any penalty or late charge is imposed due to Tenant's exercise of its rights under this Paragraph 5.4, Tenant shall pay such penalty or late charge as provided in this Paragraph 5.4.

        6. Tenant Improvement Costs. The Tenant Improvement Costs shall include all reasonable costs incurred in connection with the Tenant Improvements, as determined by Landlord in its reasonable discretion, including the following:

               (a) All costs of space plans and other architectural and engineering plans and specifications for the Tenant Improvements, including engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation required in connection with the Tenant Improvements;

               (b) All costs of obtaining building permits and other necessary authorizations from the City of Redwood City;

               (c) All costs of interior design and finish schedule plans and specifications, including as-built drawings by Architect;

               (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee payable to the Contractor for overhead and profit, and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Contractor in connection with construction of the Tenant Improvements;

               (e) All fees payable to Architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Plans;

               (f) Sewer connection fees (if any); and

               (g) A construction management fee payable to Landlord equal to three percent (3%) of the total Tenant Improvement Costs.

               In no event shall the Tenant Improvement Costs include any costs of procuring, constructing or installing in the Premises any of Tenant's Personal Property, trade fixtures, equipment, inventory, computer network, communications system, promotional materials, signage or related expenses.

        7. Change Requests. No revisions to the approved Final Plans shall be made by either Landlord or Tenant unless approved in writing by both parties. Landlord agrees to make all changes (i) required by any public agency to conform with governmental regulations, or (ii) requested in writing by Tenant and approved in writing by Landlord, which approval shall not be unreasonably withheld. Any costs related to such changes shall be added to the Tenant Improvement Costs and shall be paid as Excess Costs in accordance with Paragraph 5.2. The billing for such additional costs shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to changes shall include, without limitation, any architectural, structural engineering, or design fees, and the Contractor's price for effecting the change.


                                       TENANT:

                                       EXCITE, INC.,

                                       a California corporation

                                       By: /S/ Robert C. Hood
                                           -------------------------------------
                                       Its:  EVP - CFO
                                           -------------------------------------

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       Dated:  5/14/98
                                             -----------------------------------

                                       LANDLORD:

                                       MARTIN/CAMPUS ASSOCIATES NO. 7, L.P.,
                                       a Delaware limited partnership

                                       By:  Martin/Redwood Partners, L.P.,
                                            a California limited partnership
                                            Its General Partner

                                            By: TMG Redwood LLC,
                                                a California limited liability
                                                  company
                                                Its General Partner

                                            By: The Martin Group of Companies,
                                                  Inc.
                                                a California corporation
                                                Its General Partner

                                                By: /s/ Kathy Greenwold
                                                   -----------------------------
                                                Its:  Vice President
                                                    ----------------------------
                                                Dated: 5/19/98
                                                      --------------------------

                                   EXHIBIT C-1

                                    EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM

LANDLORD:             Martin/Campus Associates No. 7, L.P.

TENANT:               Excite, Inc.

LEASE DATE:           May 1 1998

PREMISES:             475 Broadway, Redwood City, California

Pursuant to Paragraph 4.A. of the above referenced Lease, Landlord and Tenant acknowledge and agree that the Commencement Date for the Premises at 475 Broadway, Redwood City, California, shall be October 1, 1998.

                                       TENANT:

                                       EXCITE, INC.,
                                       a California corporation

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       Dated:
                                             -----------------------------------

                                       LANDLORD:

                                       MARTIN/CAMPUS ASSOCIATES NO. 7, L.P.,
                                       a Delaware limited partnership

                                       By:  Martin/Redwood Partners, L.P.,
                                            a California limited partnership
                                            Its General Partner

                                            By: TMG Redwood LLC,
                                                a California limited liability
                                                  company
                                                Its General Partner

                                                By: The Martin Group of
                                                      Companies, Inc.
                                                    a California corporation
                                                    Its General Partner

                                                    By:
                                                       -------------------------
                                                    Its:
                                                        ------------------------
                                                    Dated:
                                                          ----------------------

                                    EXHIBIT E

                           TERMINATION DATE MEMORANDUM

LANDLORD:             Martin/Campus Associates No. 7, L.P.

TENANT:               Excite, Inc.

LEASE DATE:           May 1 1998

PREMISES:             475 Broadway, Redwood City, California

Pursuant to Paragraph 4.A. of the above referenced Lease, Landlord and Tenant acknowledge and agree that the Term of the above referenced Lease for the Premises at 475 Broadway, Redwood City, shall be scheduled to terminate on September 30, 2008.

                                       TENANT:

                                       EXCITE, INC.,
                                       a California corporation

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------

                                       Dated:
                                             -----------------------------------

                                       LANDLORD:

                                       MARTIN/CAMPUS ASSOCIATES NO. 7, L.P.,
                                       a Delaware limited partnership

                                       By:  Martin/Redwood Partners, L.P.,
                                            a California limited partnership
                                            Its General Partner

                                            By: TMG Redwood LLC,
                                                a California limited liability
                                                  company
                                                Its General Partner

                                                By: The Martin Group of
                                                      Companies, Inc.
                                                    a California corporation
                                                    Its General Partner

                                                    By:
                                                       -------------------------
                                                    Its:
                                                        ------------------------
                                                    Dated:
                                                          ----------------------

                                    EXHIBIT F

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:


__________________________
__________________________
__________________________
__________________________


                        SUBORDINATION, NONDISTURBANCE AND

                              ATTORNMENT AGREEMENT

        THIS AGREEMENT made this ____ day of _____________, 199__ between ______________________ (hereinafter called "Lender"), __________________________
hereinafter called "Tenant") and _____________________________ (hereinafter called "Landlord").

                                WITNESSETH THAT:

        WHEREAS, Lender is the owner and holder of a Deed of Trust and Security Agreement (hereinafter called the "Deed of Trust") dated ______________, 199__, covering the read property described in Exhibit A and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Premises") accruing the payment of a promissory note in the stated principal amount of $____________, payable to the order of Lender;

        WHEREAS, Tenant is the tenant under a lease (hereinafter called the "Lease") dated ____________, 199__, executed by and between Landlord and Tenant, covering certain property (hereinafter called the "Demised Premises") consisting of all or a party of the Mortgaged Premises; and

        WHEREAS, Tenant and Lender desire to confirm their understanding with respect to the Lease and the Deed of Trust;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Tenant hereby agree and covenant as follows:

        1. Subordination. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Deed of Trust, with the provisions of the Deed of Trust controlling in all respects over the provisions of the Lease, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications extensions, substitutions, replacements and/or consolidations of the Deed of Trust, provided that nay and all such increases, renewals, modifications, extensions, subtitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.

        2. Non-Disturbance. So long as (i) Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, (ii) the Lease is in full force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, and (iii) Tenant attorns to Lender or a purchaser of the Mortgaged Premises as provided in Paragraph 3, then (a) Tenant's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of is rights under the Deed of Trust, and (b) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Deed of Trust.

        3. Attornment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Landlord, and Tenant, and Tenant shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and delivery at any time and from time to time, upon request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by Deed of Trust or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or deed-in-lieu of foreclosure or otherwise, to evidence such attornment. Tenant hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or deed-in-lieu of foreclosure.

        4. Obligations and Remedies. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosures, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond the period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Upon attornment by Tenant as provided herein, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease and Tenant shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of landlord; provided, however, that Lender or such purchaser shall not be liable or bound to Tenant:

                (a) for any act or omission of any prior landlord (including Landlord); or

                (b) for any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

                (c) for or by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

                (d) by any amendment, modification or consensual termination of the Lease made without Lender's consent; or

                (e) for any security deposit, rental deposit or similar deposit given by Tenant to a prior landlord (including Landlord) unless such deposit is actually paid over to Lender or such purchaser by the prior landlord; or

                (f) for any repairs or replacements to or required by the Demised Premises or the Mortgaged Premises arising prior to the date Lender or such purchaser taken possession of the Mortgaged Premises; or

                (g) for any moving, relocation or refurbishment allowance or any construction of or payment or allowance for tenant improvements to the Demised Premises or any part thereof or to the Mortgaged Premises or any part thereof for the benefit of Tenant; or

                (h) for the payment of any leasing commissions or other expenses for which any prior landlord (including Landlord) incurred the obligation to pay; or

                (i) by any notice given by Tenant to a prior landlord (including Landlord) unless a copy thereof was also then given to Lender.

        The person or entity to which Tenant attorns shall be liable to Tenant under the Lease only for matters arising during such person's or entity's period of ownership, and such liability shall terminate upon the transfer by such person or entity of its interest in the Lease and the Mortgaged Premises.

        5. No Abridgment. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

        6. Notices of Default to Lender. Tenant agrees to give Lender a copy of any default notice sent by Tenant to Landlord under the Lease.

        7. Representations by Tenant. Tenant represents and warrants to Lender that Tenant has validly executed the Lease; the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; no rent under the Lease has been paid more than thirty (30) days in advance of its due date; there are not defaults existing under the Lease; and Tenant, as of this date, has not charge, lien, counterclaim or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

        8. Rent Payment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, Tenant agrees to pay all rents directly to Lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Landlord's interest under the Lease. Tenant further agrees to pay all rents directly to Lender immediately upon notice that Lender exercising its rights to such rents under the Deed of Trust or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Landlord or other applicable party.

        9. Notice of Deed of Trust. To the extent that the Lease shall entitle Tenant to notice of any deed of trust or security agreement, this Agreement shall constitute such notice to the Tenant with respect to the Deed of Trust and to any and all other deeds of trust and security agreements which may hereafter be subject to the terms of this Agreement.

        10. Landlord Defaults. Tenant agrees with Lender that effective as of the date of this Agreement: (i) Tenant shall not take any steps to terminate the Lease for any default by Landlord or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure for the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable time to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Landlord under the Lease (oral or written) shall not constitute notice to Lender.

        11. No Amendment, Termination, Assignment or Subletting of Lease. Tenant agrees that Tenant's interest in and obligations under the Lease shall not be altered, modified or terminated without the prior written consent of Lender. Tenant further agrees that Tenant shall not assign the Lease or allow it to be assigned in any manner or sublet the Demised Premises or any part thereof without the prior written consent of Lender in any situation where Landlord's consent to any such action is required under the Lease.

        12. Liability of Lender. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, Tenant agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed-in-lieu of foreclosure, Lender shall have no personal liability to tenant under the Lease and Tenant shall look solely to the estate and property of Landlord in the Mortgaged Premises, to the net proceeds of sale thereof or the rentals received therefrom, for the satisfaction of Tenant's remedies for the collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of the Lease to be observed or performed by Landlord and any other obligation of Landlord created by or under this Lease, and no other property or assets of Landlord or of its partners, officers, beneficiaries, co-tenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies. The term "Landlord" as used herein shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Lease, which term shall include Lender in the event Lender acquires title to the Mortgaged Premises. Further, in the event of any transfer by Landlord or Landlord's interest in this Lease, Landlord (and in the case of any subsequent transfers or conveyances, the then assignor), including each of its partners, officers, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue subsequent to the date of such transfer of Landlord's interest.

        13. Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) telegram, telex or telecopy, addressed as follows:

        To Lender:                             _________________________________
                                               _________________________________
                                               _________________________________
                                               Attention:_______________________

        To Tenant:                             _________________________________
                                               _________________________________
                                               _________________________________
                                               Attention:_______________________

or such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegraph, telex or telecopy, upon receipt.

        14. Modification. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or in their respective successors in interest.

         15. Successor Lender. The term "Lender" as used throughout this Agreement includes any successor or assign of Lender and any holder(s) of any interest in the indebtedness secured by the Deed of Trust.

        16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective heirs, personal representatives, successors and assigns.

        17. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

        18. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

        19. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the laws of the State of California and the laws of the United States applicable to transactions within such state.

        20. Counterparts. This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be one and the same instrument with the same signature as if all parties to this Agreement had signed the same signature page.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

                                       LENDER:

                                       _________________________________________


                                       By: _____________________________________

                                           Name:________________________________
                                           Its:_________________________________

                                       TENANT:

                                       By: _____________________________________

                                           Name:________________________________
                                           Its:_________________________________

                                       LANDLORD:

                                       By: _____________________________________

                                           Name:________________________________
                                           Its:_________________________________



                              [Add Acknowledgments]